UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ADVANCED MICRO DEVICES, INC.

2485 AUGUSTINE DRIVE

SANTA CLARA, CALIFORNIA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2018 annual meeting of stockholders (our “Annual Meeting”) to be held on Wednesday, May 2, 2018 at 9:00 a.m. Pacific Time at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054. We are holding our Annual Meeting to:

•	Elect the nine director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•	Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 1.5 billion shares to 2.25 billion shares;

•	Approve on a non-binding, advisory basis the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”); and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 5, 2018 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 5, 2018.

This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our Annual Meeting at AMD.onlineshareholdermeeting.com. This virtual meeting will be in addition to our physical meeting. Stockholders at the close of business on March 5, 2018 may also ask questions and vote at the virtual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in the virtual meeting.

Sincerely,

HARRY A. WOLIN

Senior Vice President, General Counsel and Corporate Secretary

This notice of annual meeting is dated March 19, 2018 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 19, 2018.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 30, 2017 are available at

www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

2018 NOTICE OF MEETING AND PROXY STATEMENT

2018 NOTICE OF MEETING AND PROXY STATEMENT

Table of Contents (continued)

2018 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
	A:	In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 19, 2018 to stockholders of record on March 5, 2018 (the “Record Date”) who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?
A:

Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Wednesday, May 2, 2018 at 9:00 a.m. Pacific Time at AMD, 2485 Augustine Drive, Santa Clara, California 95054 and virtually at AMD.onlineshareholdermeeting.com. Our stockholders as of the close of business on the Record Date are invited to attend or participate in our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?
A:

The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 30, 2017 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
A:

The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations pages of our website at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?
A:

This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $30,000.

6.	Q:	WHO IS ENTITLED TO VOTE?
	A:	Stockholders as of the close of business on the Record Date are entitled to vote on all items properly presented at our Annual Meeting. On the Record Date, 969,131,738 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of these stockholders will be available during regular business hours at our headquarters, located at 2485 Augustine Drive, Santa Clara, California 95054, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available at the time and place of our Annual Meeting.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?
	A:	You may vote on:
	•	Proposal 1: Election of the nine director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 1.5 billion shares to 2.25 billion shares.
	•	Proposal 4: Approval on a non-binding, advisory basis of the compensation of our named executive officers (“Say-On-Pay”).
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.
8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?
	A:	The Board recommends that you vote:
	•	FOR each of the nine director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation.
	•	FOR the Say-On-Pay proposal.
9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
	A:	Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting in person or via the Internet.

Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting in person or via the Internet, as described in the Notice and under Question 12 below. You may not vote your shares in person at our Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares at our Annual Meeting and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the Record Date.

10.	Q:	WHO CAN ATTEND THE ANNUAL MEETING? CAN I VOTE AT THE ANNUAL MEETING? CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET?
	A:	You can attend our Annual Meeting in person or you can attend and participate via the Internet.
Attending in Person. Only stockholders as of the close of business on the Record Date, holders of valid proxies for those stockholders and other persons invited by us can attend our Annual Meeting in person. To attend our Annual Meeting in person, you must present valid photo identification, such as a driver’s license or passport, and if you were a beneficial owner, you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on the Record Date. If you were a stockholder of record on the Record Date, you may vote your shares in person at our Annual Meeting. If you were a beneficial owner on the Record Date, you must also bring a legal proxy from your broker or other nominee to vote your shares in person at our Annual Meeting.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Attending and Participating via the Internet. Stockholders may also attend our Annual Meeting via the Internet at AMD.onlineshareholdermeeting.com. Stockholders of record and beneficial owners as of the close of business on the Record Date may also submit questions and vote while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at AMD.onlineshareholdermeeting.com. To demonstrate proof of stock ownership, you will need to enter the 12-digit control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. On the day of our Annual Meeting, Broadridge may be contacted at 1(955) 449-0991, and will be available to answer your questions regarding how to attend and participate at our Annual Meeting via the Internet.
11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?
	A:	If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote in person at our Annual Meeting. A ballot will be given to you upon request when you arrive at our Annual Meeting. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?
	A:	If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

Alternatively, you can vote in person at our Annual Meeting, but you must bring to our Annual Meeting a legal proxy from your broker or other nominee as the record holder and a letter from your broker or other nominee showing that you were the beneficial owner of your shares on the Record Date. You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?
A:

If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?
	A:	As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.
Non-Discretionary Items. The election of directors and the Say-on-Pay proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.
Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year and the amendment of our Amended and Restated Certificate of Incorporation are discretionary items. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.
15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
A:

Yes. You may change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting and voting in person or via the Internet. However, your attendance at our Annual Meeting in person or via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?
A:

For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?
	A:	Election of Directors. Each of the nine director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board or the Board.
Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.
Amendment of our Amended and Restated Certificate of Incorporation. The proposal to amend our Amended and Restated Certificate of Incorporation requires the affirmative vote of the majority of the outstanding shares of our Common Stock as of the Record Date. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
A:

We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

19.	Q:	IS MY VOTE CONFIDENTIAL?
A:

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?
	A:	We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our President and Chief Executive Officer, and Harry Wolin, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at their discretion.
21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING DUE?
A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2019 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary and received by us on or before November 19, 2018. In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2019 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 2, 2019 and February 1, 2019. If our 2019 annual meeting of stockholders is not held within 30 days of May 2, 2019, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2019 annual meeting of stockholders was made or the notice of our 2019 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2019 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement. More information about the notice period and information required to be included in a stockholder’s notice of a nomination is included under “Consideration of Stockholder Nominees for Director” below.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?
	A:	We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at 1(408) 749-4000 or at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1(800) 542-1061.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements concerning Advanced Micro Devices, Inc. that involve risks, uncertainties and assumptions, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements are commonly identified by words such as “would,” “intends,” “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. Investors are cautioned that the forward-looking statements in this proxy statement are based on current beliefs, assumptions and expectations, speak only as of the date of this proxy statement and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Investors are urged to review in detail the risks and uncertainties in our Securities and Exchange Commission filings, including but not limited to, our Annual Report on Form 10-K for the year ended December 30, 2017.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of ten members. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following nine nominees: Mr. John E. Caldwell, Ms. Nora M. Denzel, Mr. Mark Durcan, Mr. Joseph A. Householder, Mr. Michael J. Inglis, Mr. John W. Marren, Dr. Lisa T. Su, Mr. Abhi Y. Talwalkar and Mr. Ahmed Yahia for election to the Board at the Annual Meeting. In accordance with the Company’s retirement policy incorporated in our Principles of Corporate Governance (“Governance Principles”) regarding our Board members who reach the age of 72, Mr. Nicholas M. Donofrio will retire at the end of his current term. The Board has approved reducing the authorized number of directors to nine effective as of the Annual Meeting. Messrs. Marren, Talwalkar and Durcan were first appointed to the Board in February 2017, June 2017 and October 2017, respectively. Messrs. Marren and Talwalkar were recommended as potential candidates for the Board through internal referrals from our executives and directors and Mr. Durcan was recommended by a third-party search firm.

All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote for the election of these nominees, unless you instruct otherwise.

Directors are strongly encouraged to attend annual meetings of our stockholders. At the 2017 Annual Meeting of Stockholders, the directors in attendance were: Mr. Caldwell, Ms. Denzel, Mr. Householder, Mr. Inglis, Mr. Marren, Dr. Su and Mr. Yahia. Mr. Bruce L. Claflin, who served as a director from August 2003 until April 2017, also attended.

Director Experience, Skills and Qualifications

Our goal is to assemble a knowledgeable and highly-qualified Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They possess the highest integrity and a keen intellect. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us and our key constituents, including our customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of the Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’s former directorships on public company boards during the past five years are included in a table set forth below—Former Directorships During the Last Five Years. The age of each director is as of our Annual Meeting.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

John E. Caldwell Director since October 2006 and Chairman of the Board since May 2016 Age: 68 Board Committees: Nominating and Corporate Governance Committee (Chair) and Audit and Finance Committee

Mr. Caldwell served as President and Chief Executive Officer of SMTC Corporation (an electronics manufacturing services company) from March 2003 until he retired in March 2011. Before joining SMTC, Mr. Caldwell served as chair of the restructuring committee of the board of directors of The Mosaic Group (a marketing services provider) from October 2002 to September 2003, as President and Chief Executive Officer of GEAC Computer Corporation, Ltd. (a computer software company) from October 2000 to December 2001 and as President and Chief Executive Officer of CAE Inc. (a simulation technologies and integrated training solutions provider for the civil aviation and defense industries) from June 1993 to October 1999. In addition, Mr. Caldwell has served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. Over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. Mr. Caldwell has been a director of Faro Technologies, Inc. since 2002 and of IAMGOLD Corporation since 2006. Mr. Caldwell holds a bachelor of commerce degree from Carleton University, Ontario, and is a chartered professional accountant with the Chartered Professional Accountants of Ontario. Mr. Caldwell is an author and lecturer on the subject of board oversight of enterprise risk.

Director Qualifications: Mr. Caldwell brings to the Board extensive and diversified general management, financial management and risk assessment experience as a result of his experience at SMTC, his other executive management experience and his service as a director on the boards of directors of other public companies.

Nora M. Denzel Director since March 2014 Age: 55 Board Committees: Compensation Committee (Chair) and Nominating and Corporate Governance Committee

Ms. Denzel served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise, formerly, Hewlett-Packard Company (a technology software, services and hardware provider), including Senior Vice President and General Manager, Software Global Business Unit from May 2002 to February 2006 and Vice President of Storage Organization from August 2000 to May 2002. Prior to HP Enterprise, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC) and IBM Corporation. Ms. Denzel has been a member of the board of directors of Ericsson since March 2013 and Talend S.A. since July 2017. She holds a master of business administration degree from Santa Clara University and a bachelor of science degree in computer science from the State University of New York.

Director Qualifications: Ms. Denzel brings to the Board more than 25 years of technology, software and leadership experience as a result of her experience at Intuit, Hewlett-Packard and IBM and her experience on the boards of directors of other public companies.

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Mark Durcan Director since October 2017 Age: 57 Board Committees: Nominating and Corporate Governance Committee and Innovation and Technology Committee

Mr. Durcan served as an advisor of Micron Technology, Inc. (a memory and storage solutions company) from May 2017 to August 2017 and served as its Chief Executive Officer from February 2012 until his retirement in May 2017. During Mr. Durcan’s 32-year tenure at Micron Technology, he held a wide variety of senior leadership positions, including President and Chief Operating Officer from 2007 to 2012, Chief Operating Officer from 2006 to 2007, Chief Technical Officer from 1998 to 2006 and Vice President, Research and Development from 1996 to 1998. Mr. Durcan joined Micron Technology, in June 1984 as a Diffusion Engineer and held a series of increasingly responsible positions, including Process Integration Engineer, Process Integration Manager and Process Development Manager. Mr. Durcan holds approximately 100 U.S. patents and overseas patents. Mr. Durcan has been a member of the board of directors of AmerisourceBergen Corporation since 2015. He also serves on the board of directors of the Semiconductor Industry Association and is a Director of St. Luke’s Medical System, a not-for profit hospital and health care system. Mr. Durcan holds a bachelor of science degree in chemical engineering and a master of chemical engineering from Rice University.

Director Qualifications: Mr. Durcan is a seasoned business executive with 32 years of experience in the semiconductor industry. He brings to the Board substantial experience in the area of executive leadership, strategic planning, finance and corporate governance.

Joseph A. Householder Director since September 2014 Age: 62 Board Committees: Audit and Finance Committee (Chair) and Nominating and Corporate Governance Committee

Mr. Householder is Corporate Group President, Infrastructure Business for Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities), a position he has held since January 2017. From 2011 to 2017, Mr. Householder was the Executive Vice President and Chief Financial Officer of Sempra Energy. From 2006 to 2011, Mr. Householder was Senior Vice President, Controller and Chief Accounting Officer of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. He also serves on the board of directors of Infraestructura Energetica Nova (IEnova, a majority-owned subsidiary of Sempra Energy that is publicly traded in Mexico). In addition, Mr. Householder is a member of the Tax Executives Institute, the American Institute of Certified Public Accountants, the State Bar of California and the American Bar Association. He holds a bachelor of science degree in business administration from the University of Southern California and a juris doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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Michael J. Inglis Director since March 2014 Age: 58 Board Committees: Audit and Finance Committee, Innovation and Technology Committee and Nominating and Corporate Governance Committee

Mr. Inglis held several senior executive positions between 2002 and 2013 at ARM Holdings plc (a semiconductor intellectual property supplier), including as Executive Vice President, Sales and Marketing, as Executive Vice President, General Manager, Processor Division, and as Chief Commercial Officer. Before joining ARM, Mr. Inglis was a Principal at A.T. Kearney (a global management consulting firm) from 1999 to 2001. Mr. Inglis served as General Manager, Smartcard Division and European Hi-End Microprocessor Operations Manager amongst various roles at Motorola Semiconductor from 1991 to 1998. In addition, Mr. Inglis has held a number of operational and marketing positions at Texas Instruments (a global semiconductor company), BIS Macintosh (an electronics market research firm) and Fairchild Camera and Instrument (a semiconductor company). Mr. Inglis served on the board of directors of ARM from 2002 until his retirement in March 2013. Mr. Inglis has been a member of the board of directors of IIika plc since July 2015 and BT Group plc since September 2015. Mr. Inglis has a master of business administration degree from Cranfield School of Management and a bachelor of science degree in electronic and electrical engineering from Birmingham University. In addition, Mr. Inglis is a Chartered Engineer and a Member of the Chartered Institute of Marketing.

Director Qualifications: Mr. Inglis brings to the Board senior leadership, management, and sales and marketing expertise, as well as his experience gained from serving as a director on the boards of other public companies. He also provides his broad understanding of the semiconductor industry.

John W. Marren Director since February 2017 Age: 55 Board Committees: Audit and Finance Committee and Nominating and Corporate Governance Committee

Mr. Marren has served as Senior Managing Director, North America of Temasek (a sovereign wealth fund of the government of Singapore) since November 2017. Prior to joining Temasek, Mr. Marren was a Senior Partner and the Head of Technology Investments of TPG Capital (a private equity investment company) from 2000 until his retirement in December 2015. From 1996 through 2000, Mr. Marren was a Managing Director at Morgan Stanley (a global financial services company), most recently as Co-Head of the Technology Investment Banking Group. From 1992 to 1996, he was a Managing Director and Senior Semiconductor Research Analyst at Alex Brown & Sons (an investment company). While at Morgan Stanley and Alex Brown & Sons, Mr. Marren was a frequent member of the Institutional Investor All-American Research Team, which recognizes the top research analysts on Wall Street. Prior to Alex Brown, Mr. Marren spent seven years in the semiconductor industry working for VLSI Technology and Vitesse Semiconductor. Mr. Marren currently serves on a number of private company boards including Avaya Inc., Infinidat, Inc. and Isola Group. He is a Trustee of the University of California, Santa Barbara, and he serves on the US Olympic and Paralympic Foundation Board. Mr. Marren holds a bachelor of science degree in electrical engineering from the University of California, Santa Barbara.

Director Qualifications: Mr. Marren brings to the Board extensive financial knowledge and technology experience as a result of his prior work at TPG Capital and Morgan Stanley. Mr. Marren also provides the Board with valuable corporate governance insight from his past and present service on private and public company boards.

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Dr. Lisa T. Su Director since October 2014 Age: 48

Dr. Lisa T. Su is AMD’s President and Chief Executive Officer, a position she has held since October 2014, and also serves on our Board of Directors. Previously, from July 2014 to October 2014, she was Chief Operating Officer responsible for integrating AMD’s business units, sales, global operations and infrastructure enablement teams into a single market-facing organization responsible for all aspects of product strategy and execution. Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager, global business units and was responsible for driving end- to-end business execution of AMD’s products and solutions. Prior to joining AMD, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (a semiconductor manufacturing company), and was responsible for global strategy, marketing and engineering for the company’s embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led the company’s technology roadmap and research and development efforts. Dr. Su spent the previous 13 years at IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments Incorporated in the Semiconductor Process and Device Center from 1994 to 1995. Dr. Su has a bachelor of science, master of science and doctorate degrees in electrical engineering from the Massachusetts Institute of Technology (“MIT”). She has published more than 40 technical articles and was named a Fellow of the Institute of Electronics and Electrical Engineers in 2009. Dr. Su was named “2014 Executive of the Year” at the EETimes and EDN 2014 ACE Awards and was honored in MIT Technology Review’s Top 100 Young Innovators in 2002. She has also been a member of the board of directors of Analog Devices Inc. since 2012.

Director Qualifications: As our President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

Abhi Y. Talwalkar Director since June 2017 Age: 54 Board Committees: Nominating and Corporate Governance Committee and Compensation Committee

Mr. Talwalkar was President and Chief Executive Officer of LSI Corporation (a semiconductor and software company) from May 2005 until the completion of LSI’s merger with Avago Technologies Limited in May 2014. From 1993 to 2005, Mr. Talwalkar held a number of senior management positions at Intel Corporation (a semiconductor company), including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s corporate client, server, storage, and communications businesses, and Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for server computing. Prior to Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems (a multiprocessing computer systems design and manufacturer that later became a part of IBM). He also held positions at Bipolar Integrated Technology, Inc. (a VLSI bipolar semiconductor company); and Lattice Semiconductor Inc. (a service-driven developer of programmable design solutions). He has been a member of the board of directors of Lam Research Corporation since 2011, iRhythm Technologies since 2016 and TE Connectivity since 2017. Mr. Talwalkar was also a member of the board of directors of LSI Corporation from 2005 to 2014 and the U.S. Semiconductor Industry Association. Additionally, he was a member of the U.S. delegation for World Semiconductor Council proceedings. Mr. Talwalkar holds a bachelor of science degree in electrical engineering from Oregon State University.

Director Qualifications: Mr. Talwalkar brings to the Board extensive CEO experience and significant public company technology industry experience. He also provides the Board with valuable public board governance insight from his past and present board service.

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Item 1—Election of Directors (continued)

Ahmed Yahia Director since November 2012 Age: 45 Board Committee: Innovation and Technology Committee

Mr. Yahia has served as Chief Executive Officer of the Technology, Manufacturing & Mining global platform of Mubadala Investment Company PJSC (“Mubadala”) since May 2017, where he oversees Mubadala’s semiconductors, technology, metals & mining, agribusiness and biotechnology/biopharma portfolio. He is also a member of Mubadala’s Investment Committee, which is mandated to develop Mubadala’s investment policies, establish investment guidelines and review all proposed projects and investments to ensure they are in line with Mubadala’s business objectives. From March 2010 to April 2017, Mr. Yahia was Chief Executive Officer of the Technology & Industry platform of Mubadala Development Company PJSC. From March 2001 to February 2010, Mr. Yahia was a partner of McKinsey & Company (a management consulting company) where the central theme of his work was corporate performance transformations, business building and industrial sector development. Mr. Yahia was also the Managing Partner of McKinsey’s Abu Dhabi practice. Mr. Yahia serves on the board of directors of several private companies, including GLOBALFOUNDRIES Inc. and Emirates Global Aluminum PJSC. Mr. Yahia holds a master of science degree in mechanical engineering/product strategy from the MIT and a bachelor of science degree in industrial engineering from the Ecole Centrale Paris.

Director Qualifications: Mr. Yahia’s experience as the CEO of the Technology, Manufacturing & Mining global platform of Mubadala and as a former partner of McKinsey & Company provides the Board with expertise in corporate strategy development, corporate performance transformations and operations.

Former Directorships in Public Companies in the Last Five Years

The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship
John E. Caldwell	—	—
Nora M. Denzel	Saba Software, Inc.	2011—2015
	Outerwall Inc.	2013—2015
	Overland Storage, Inc.	2008—2013
Joseph A. Householder	San Diego Gas and Electric Company	2010—2015
Michael J. Inglis	ARM	2002—2013
	Pace plc	2008—2016
John W. Marren	Quantenna	2011—2014
	Freescale	2007—2015
Lisa T. Su	—	—
Ahbi Y. Talwalkar	LSI Corporation	2005—2014
Ahmed Yahia	SMN Power Holding SAOG	2011—2013

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2019 annual meeting of stockholders must be a stockholder of record, both when they give us notice and at our 2019 annual meeting, must be entitled to vote at our 2019 annual meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2019 annual meeting of stockholders, the notice must be delivered between January 2, 2019 and February 1, 2019. However, if our 2019 annual meeting of stockholders is not held within 30 days

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of May 2, 2019, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2019 annual meeting was made or the day the notice of our 2019 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2019 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement. If necessary, the stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares;

•	any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, our shares, or that provides the opportunity to profit from a decrease in price or value of shares;

•	any performance-related fees that the nominating person is entitled to, based on any increase or decrease in the value of any shares; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors—Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of

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Item 1—Election of Directors (continued)

these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you vote otherwise, your proxy will vote FOR the proposed nominees.

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CORPORATE GOVERNANCE

The Board has adopted the Governance Principles to address significant corporate governance issues. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.

Independence of Directors

The Governance Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2017 and all of our director nominees, other than Mr. Yahia and Dr. Su, are independent in accordance with SEC and Nasdaq rules.

In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the transactions or arrangements involved an amount that (i) exceeded the greater of 5% of the recipient entity’s revenues or $200,000 with respect to transactions where a director or any member of his or her immediate family or spouse served in any capacity other than as a director of a publicly held-corporation or (ii) exceeded $10,000 with respect to professional or consulting services provided by entities at which our directors serve as professors or employees. The following types and categories of transactions and arrangements were considered by our Board in making its independence determinations:

•	Payments to Liberty Mutual Holding Company Inc. (“LMHC”) in fiscal 2017. Mr. Donofrio is a member of the board of directors of LMHC.

•	Payments to the National Association of Corporate Directors (“NACD”) in fiscal 2017. Mr. Donofrio is a member of the board of directors of NACD, and Ms. Denzel is a member of the board of directors of NACD, Northern California Chapter.

•	Payments to Micron Technology, Inc. (“Micron”) and the Semiconductor Industry Association (“SIA”) in fiscal 2017. Mr. Durcan was the chief executive officer and a member of the board of directors of Micron and was a member of the board of directors of SIA.

None of our directors currently has or has had any direct or indirect material interest in any of the above transactions and arrangements. The Board determined that these transactions and arrangements did not warrant a determination that the director was not independent.

The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation Committees are independent in accordance with SEC and Nasdaq rules.

Compensation Committee Interlocks and Insider Participation

During fiscal 2017, Ms. Denzel and Messrs. Donofrio, Claflin (until April 2017) and Talwalkar (appointed June 2017) served on the Compensation Committee. The current members of the Compensation Committee are Ms. Denzel and Messrs. Donofrio and Talwalkar. None of the members of the Compensation Committee is or has been an executive officer or employee of AMD. In addition, none of our executive officers serves on the board of directors or compensation committee of a company which has an executive officer who serves on our Board or Compensation Committee.

Board Leadership Structure

The Governance Principles permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and

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Corporate Governance (continued)

the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively either way.

The Board believes that its current leadership structure, with an independent Chairman of the Board, separate from the Chief Executive Officer, is the most appropriate leadership structure for the Company at this time, is in the best interests of the stockholders and allows the Board to fulfill its duties effectively and efficiently based on our current needs.

Mr. Caldwell, who is independent in accordance with SEC and Nasdaq rules, is our Chairman of the Board. Mr. Caldwell presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. The Board benefits from Mr. Caldwell’s extensive and diversified leadership experience, financial management and risk assessment experience. He also has strong public company board experience and has intimate familiarity with our history and business.

Separating the roles of the Chairman of the Board and Chief Executive Officer also enables the independent directors to more meaningfully participate in the leadership of the Board. The Board believes this structure provides an appropriate degree of oversight and allows Dr. Su, our President and Chief Executive Officer, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.

Risk Oversight

The Board’s role in risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of management having responsibility for day-to-day risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management. The Board and management consider “risk” for these purposes to be the possibility of an undesired occurrence that could threaten the viability of the company, result in a material destruction of our assets or shareholder value, or materially impact our long-term performance. Examples of the types of risks faced by us include:

•	business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third-party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions and global geo-political events; and

•	“event” risks, such as natural disasters and cybersecurity threats.

We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. Management is responsible for day-to-day risk management activities and processes. Members of senior management participate in identifying and assessing risks and risk controls, developing recommendations to determine the appropriate manner in which to control risk and implementing risk mitigation activities. Our Chief Executive Officer has ultimate responsibility for management of our business, including enterprise level risks and the risk management program and processes.

In fulfilling its oversight role, the Board focuses on understanding the nature of our enterprise risks, including risks in our operations, finance and strategy, organization, compliance and external exposures as well as the adequacy of our risk assessment and risk management processes. The Board has implemented a risk oversight model and periodically receives reports and updates from management. At least annually, the Board discusses with management the appropriate level of risk relative to our strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our operations, organization, financial position and results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•

The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process as it relates to our financial and information technology (including security and cybersecurity) risk exposures; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions

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Corporate Governance (continued)

management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department to discuss any issues that warrant attention.

•	The Compensation Committee oversees risk management as it relates to our compensation policies and practices applicable to all employees. It reviews with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Compensation Policies and Practices,” below. Additionally, the Compensation Committee oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention and culture.

•	The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board and our overall governance and Board structure.

•	The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

Code of Ethics

The Board has adopted a code of ethics that applies to all directors and employees entitled the “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and each standing Board committee, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2017.

Director	Board of Directors	Audit and Finance Committee	Nominating and Corporate Governance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee
John E. Caldwell	C	●	C
Nora M. Denzel	●		●	C
Nicholas M. Donofrio	●		●	●	C
Mark Durcan	●		●		●
Joseph A. Householder**	●	C	●
Michael J. Inglis	●	●	●		●
John W. Marren	●	●	●
Lisa T. Su*	●
Abhi Y. Talwalkar	●		●	●
Ahmed Yahia*	●				●
Number of 2017 meetings	6	9	4	8	4

 C Chair                ● Member                 * Non-Independent Director                ** Financial Expert

Board Meetings and Attendance

The Board held six meetings during fiscal 2017. During fiscal 2017, all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In fiscal 2017, sessions of only our non-employee directors were held three times, and sessions of only our independent directors were held three times.

Board Committees

The Board has four standing committees: an Audit and Finance Committee, a Nominating and Corporate Governance Committee, a Compensation and Leadership Resources Committee and an Innovation and Technology Committee. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board.

Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Governance Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

Audit and Finance Committee.  The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal

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Meetings and Committees of the Board of Directors (continued)

Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer, and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee currently consists of Mr. Householder, as Chair, and Messrs. Caldwell, Inglis and Marren, each determined to be financially literate and “independent” under applicable SEC and Nasdaq rules. The Board also determined that Mr. Householder is an “audit committee financial expert,” as defined under applicable SEC rules. The Audit and Finance Committee held nine meetings during fiscal 2017.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee currently consists of Mr. Caldwell, as Chair, Ms. Denzel and Messrs. Donofrio, Durcan, Householder, Inglis, Marren and Talwalkar, each determined by the Board to be “independent” under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during fiscal 2017 and one meeting during fiscal 2018 to consider director nominees for our Annual Meeting and other matters.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating and Corporate Governance Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and our requirements, taking into consideration the diverse communities and geographies in which we operate. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Compensation and Leadership Resources Committee.  The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, separation, severance and change of control agreements and our compensation plans, policies and programs with respect to our Section 16 officers. The Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2017, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Meetings and Committees of the Board of Directors (continued)

compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2017, including:

•	the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•	the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•	our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “clawback”) policies; and

•	the compensation arrangements for our Board.

The Compensation Committee is supported in its work by members of our management team—including Dr. Su, our President and Chief Executive Officer, our Chief Human Resources Officer, Senior Vice President Worldwide Marketing and Investor Relations, our Senior Vice President, General Counsel and Corporate Secretary, and our Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were decided. Dr. Su does not participate in the determination of her own compensation.

The Compensation Committee currently consists of Ms. Denzel, as Chair, and Messrs. Donofrio and Talwalkar, each determined to be “independent” under applicable SEC and Nasdaq rules. The Compensation Committee held eight meetings during fiscal 2017.

Innovation and Technology Committee.  The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans and strategies, including our research and development activities, as well as the technical and market risks associated with product development and investment; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee currently consists of Mr. Donofrio, as Chair, and Messrs. Durcan, Inglis and Yahia. The Innovation and Technology Committee held four meetings during fiscal 2017.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement benefits to our non-employee directors.

Mr. Bruce L. Claflin did not stand for re-election at our 2017 annual meeting of stockholders. He did not receive any equity awards in 2017.

2017 Non-Employee Director Compensation. The table below summarizes the compensation paid to our non-employee directors for fiscal 2017. Dr. Su, who is an employee director, did not receive any compensation for her service as a director on the Board. Messrs. Marren, Talwalkar and Durcan joined the Board in February 2017, June 2017 and October 2017, respectively. Mr. Donofrio’s service will end on May 2, 2018.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
John E. Caldwell	152,500	274,623	427,123
Nora M. Denzel	120,000	183,087	303,087
Nicholas M. Donofrio	140,000	183,087	323,087
Mark Durcan	17,976	151,850	169,826
Joseph A. Householder	130,000	183,087	313,087
Michael J. Inglis	125,000	183,087	308,087
John W. Marren	91,583	249,307	340,890
Abhi Y. Talwalkar	52,500	190,956	243,456
Ahmed Yahia	95,000	183,087	278,087

(1)	Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “—Cash Fees Paid to Non-Employee Directors” below for additional information.
(2)	Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outsider Director Equity Compensation Policy. See “—Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee directors in fiscal 2017:

Name	Grant Date	RSUs Granted (#)	Grant Date Fair Value ($)
John E. Caldwell	4/26/2017	20,479	274,623
Nora M. Denzel	4/26/2017	13,653	183,087
Nicholas M. Donofrio	4/26/2017	13,653	183,087
Mark Durcan	10/30/2017	13,944	151,850
Joseph A. Householder	4/26/2017	13,653	183,087
Michael J. Inglis	4/26/2017	13,653	183,087
John W. Marren	2/16/2017 4/26/2017	15,693 3,413	203,538 45,768
Abhi Y. Talwalkar	6/30/2017	15,301	190,956
Ahmed Yahia	4/26/2017	13,653	183,087

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Directors’ Compensation and Benefits (continued)

(3)	The following table sets forth the aggregate number of outstanding RSUs held by our non-employee directors as of December 30, 2017, our fiscal year end. None of our non-employee directors held any options as of December 30, 2017. Pursuant to our Outside Director Equity Compensation Policy, Ms. Denzel and Messrs. Caldwell, Durcan, Householder and Inglis have elected to defer the issuance of shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs as of fiscal year end are included in the following table.

Name	RSUs Outstanding as of December 30, 2017
John E. Caldwell	355,053
Nora M. Denzel	68,861
Nicholas M. Donofrio	13,653
Mark Durcan	13,944
Joseph A. Householder	185,494
Michael J. Inglis	221,760
John W. Marren	19,106
Abhi Y. Talwalkar	15,301
Ahmed Yahia	13,653

Determining Non-Employee Director Compensation.  The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In fiscal 2017, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay relative to our peer group (as described in more detail in the “Compensation Discussion and Analysis” section) as well as the broader market which was compiled by Compensia. While competitive market data is important to the evaluation of the directors’ compensation, it is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In fiscal 2017, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under the 2004 Plan related to non-employee director compensation.

The Board continued the practice adopted in May 2014, to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “Cash Fees Paid to Non-Employee Directors” and “Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors.  The cash fees our non-employee directors were eligible to receive in fiscal 2017 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.

Annual Retainer for Service as Director.  Non-employee directors are paid an annual retainer for their service as directors. In fiscal 2017, other than our Chairman of the Board, the non-employee directors were paid an annual retainer of $75,000. The annual retainer for the Chairman of the Board for a full year of service is 1.5 times the amount of the other Board members annual retainer, or $112,500. In fiscal 2017, Messrs. Durcan, Marren and Talwalkar were paid a pro-rated annual retainer of $17,976, $91,583 and $52,500, respectively, to reflect their appointments to the Board in October 2017, February 2017 and June 2017, respectively.

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Directors’ Compensation and Benefits (continued)

Annual Retainer for Service on Board Committees.  During fiscal 2017, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee. These retainers were unchanged in fiscal 2017.

Audit and Finance Committee	$20,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair. In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in fiscal 2017.

Audit and Finance Committee	$25,000
Compensation Committee	$15,000
Nominating and Corporate Governance Committee	$10,000
Innovation and Technology Committee	$15,000

Equity Awards for Non-Employee Directors.    In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in our 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”) and are entitled to receive equity awards under our Outsider Director Equity Compensation Policy, subject to the terms of the 2004 Plan. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee director is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).

Annual RSU Awards.  Under our current Outside Director Equity Compensation Policy, which was amended in October 2017, the Annual RSU Award for each non-employee director (other than the Chairman of the Board) who has served on the Board for at least six months prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $185,000 (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. In fiscal 2017, the Chairman of the Board received an Annual RSU Award with a Target Equity Value of $277,500. Prior to April 2017, the Outside Director Equity Compensation Policy stipulated that annual and off-cycle RSU awards would be calculated based on the Target Equity Value divided by the average closing price of our common stock for the 30-calendar day period preceding and ending with the date of the respective RSU grant.

In addition, under our current Outside Director Equity Compensation Policies, if a non-employee director has served on the Board for less than six months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service.

Off-Cycle Grants.    Under our current Outside Director Equity Compensation Policy, an Off-Cycle Grant is equal to the quotient of (i) $185,000 divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their grant dates.

In fiscal 2017, each of our directors, other than those who did not stand for re-election, received an Annual RSU Award under our current Outside Director Equity Compensation Policy.

Deferral.    Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2004 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit

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Directors’ Compensation and Benefits (continued)

Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

Acceleration of Vesting.    Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her non-employee director’s equity compensation awards will become fully vested, provided that such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors.    We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines.    Under our stock ownership guidelines, which were updated in August 2017, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to five times the then-current annual retainer divided by the average closing prices of the shares for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chairman of our Board) or 45,000 shares (in the case of the Chairman of the Board).

The stock ownership guidelines must be achieved by each non-employee director within the later of (i) August 2022, which is the five-year anniversary of the adoption of our amended stock ownership guidelines, or (ii) the five-year anniversary of the respective director’s first election or appointment to the Board or first appointment as Chairman of the Board, as applicable.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares of common stock owned outright by a director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock where the restrictions have lapsed; (iii) shares acquired upon stock option exercise; (iv) shares purchased in the open market; (v) restricted stock units where the restrictions have lapsed but the issuance of the shares to the director has been deferred at the election of the director pursuant to a Company policy, plan or written agreement; and (vi) shares held in trust. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock, less the number of shares the director sells to cover the exercise price of stock options and sells or has withheld to pay taxes.

As of December 30, 2017, all of our non-employee directors were holding the required number of shares under our stock ownership guidelines or had time remaining to do so within the established compliance time frame.

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PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of five percent or more of our common stock as of March 5, 2018.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
West Coast Hitech, L.P.(2) 190 Elgin Avenue George Town, Grand Cayman, KY1-9005 Cayman Islands	131,906,166 (shared voting and shared dispositive power as to all shares)	12.6%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	102,027,325 (sole dispositive power as to 100,726,921 shares; shared dispositive power as to 1,300,404 shares; sole voting power as to 1,185,056 shares; shared voting power as to 162,842 shares)	10.5%
BlackRock, Inc.(4) 40 East 52nd Street New York, New York 10022	60,392,728 (sole voting power as to 53,168,044 shares; sole dispositive power as to all shares)	6.2%

(1)	Based on 969,131,738 shares of our common stock outstanding as of March 5, 2018.
(2)	Based on Amendment No. 9 of Schedule 13D filed with the SEC on August 4, 2017 by Mubadala, West Coast Hitech, L.P. (“WCH”) and West Coast Hitech G.P. Ltd. (“WCH GP”) pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. WCH, a Cayman Islands exempted limited partnership, and its general partner, WCH GP, a Cayman Islands corporation, are wholly-owned by Mubadala. The shares include warrants to purchase 75,000,000 shares of our common stock at an exercise price of $5.98 per share. These warrants are currently exercisable. In addition, WCH may not exercise these warrants if doing so would cause it, together with its affiliates, to own more than 19.9% of our outstanding common stock. The 131,906,166 shares of our common stock and the warrants are held by WCH and beneficially owned by Mubadala, WCH and WCH GP.
(3)	Based on Amendment No. 6 of Schedule 13G filed with the SEC on January 10, 2018 by The Vanguard Group. The Vanguard Group is an investment adviser deemed to be the beneficial owner of 102,027,325 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 927,774 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 625,324 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.
(4)	This information is based on Amendment No. 2 of Schedule 13G filed with the SEC on February 8, 2018 by BlackRock, Inc. and includes 60,392,728 shares of common stock owned by BlackRock and its subsidiaries.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of March 5, 2018 by our current directors, our director nominees, our Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Lisa T. Su	6,138,629	*
John E. Caldwell	429,725	*
Nora M. Denzel	221,760	*
Nicholas M. Donofrio	363,721	*
Mark Durcan	—	*
Joseph A. Householder	185,494	*
Michael J. Inglis	221,760	*
John W. Marren	19,106	*
Abhi Y. Talwalkar	—	*
Ahmed Yahia	137,174	*
Devinder Kumar	2,065,565	*
James R. Anderson	731,264	*
Forrest E. Norrod	1,375,614	*
Mark D. Papermaster	2,928,553	*
All current directors and executive officers as a group (15 persons)(4)	17,066,006	1.8%

*	Less than one percent
(1)	Some of the individuals may share voting power with their spouses with respect to the listed shares.
(2)	Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by May 4, 2018 (within 60 days of March 5, 2018) and upon vesting of RSUs that will vest by May 4, 2018. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of March 5, 2018 or will vest by May 4, 2018 where the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	RSU Shares # (5)	Deferred RSU Shares # (6)	Options # (7)
Lisa T. Su	—	—	3,988,312
John E. Caldwell	20,479	334,574	—
Nora M. Denzel	13,653	55,208	—
Nicholas M. Donofrio	13,653	—	—
Mark Durcan	—	—	—
Joseph A. Householder	13,653	171,841	—
Michael J. Inglis	13,653	208,107	—
John W. Marren	3,413	15,693	—
Abhi Y. Talwalkar	—	—	—
Ahmed Yahia	13,653	—	—
Devinder Kumar	—	—	1,657,232
James R. Anderson	—	—	457,491
Forrest E. Norrod	—	—	719,342
Mark D. Papermaster	—	—	1,870,604
All current directors and executive officers as a group (15 persons)	92,157	785,423	9,840,164

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Security Ownership of Directors and Executive Officers (continued)

(3)	Based on 969,131,738 shares of our common stock outstanding as of March 5, 2018. Also, with respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 4, 2018 and upon vesting of RSUs held by that individual that will vest by May 4, 2018 and Deferred RSU Shares, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.
(4)	Includes 1,100,458 shares pledged by one executive as a short-term pledge to secure a personal loan that will be reduced over time.
(5)	With respect to each individual, the calculation includes shares of our common stock that are issuable upon vesting of RSUs held by that individual that will vest by May 4, 2018, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.
(6)	Shares deferred as of March 5, 2018.
(7)	With respect to each individual, the calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 4, 2018, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of March 5, 2018. Biographical information about Dr. Su, who is both a director and an executive officer, may be found under “Item 1—Election of Directors” above. The age of each executive officer is as of our Annual Meeting.

Devinder Kumar Senior Vice President, Chief Financial Officer and Treasurer Age: 62

Mr. Kumar is our Senior Vice President, Chief Financial Officer and Treasurer. Mr. Kumar is responsible for the company’s global finance organization as well as global corporate services and facilities.

Mr. Kumar joined AMD in 1984 as a financial analyst. He spent 10 years in Asia as financial controller for AMD Penang and group finance director for AMD’s Manufacturing Services Group across Singapore, Thailand, China and Malaysia. Starting in 1998, Mr. Kumar assumed several corporate roles including leadership positions in Corporate Accounting and Corporate Finance. He was appointed corporate controller in 2001. He also served as AMD’s assistant treasurer and treasurer between 2007 and 2010 and was previously senior vice president, corporate controller and interim CFO before being appointed chief financial officer in January 2013 and treasurer in April 2015.

Mr. Kumar serves as a member of the boards of directors of TF AMD Microelectronics (Penang) SDN. BHD. and Suzhou TF—AMD Semiconductor Co., Ltd. Mr. Kumar holds a bachelor of science degree in ecology from the University of Malaya, Malaysia, a master of science degree in biology from the University of California, Santa Barbara and an MBA in finance from the University of California, Los Angeles.

James R. Anderson Senior Vice President and General Manager, Computing and Graphics Business Group Age: 45

Mr. Anderson is our Senior Vice President and General Manager of the Computing and Graphics Business Group. Mr. Anderson joined AMD in May 2015. Mr. Anderson is responsible for managing all aspects of strategy, business management and engineering for AMD’s client computing products and solutions, as well as sales for AMD’s client and graphics products. He brings to this role 20 years of business and technical expertise, deep industry knowledge, and a proven ability to transform businesses to drive profitable growth based on developing and successfully executing a holistic strategy across diverse teams. Mr. Anderson joined AMD from Intel Corporation where he served from November 2014 to May 2015 and completed the acquisition and successful integration of the Axxia processor business from Broadcom Limited (formerly, Avago Technologies Limited) to Intel. Mr. Anderson spent the last decade at Broadcom Limited and LSI Corporation in a variety of leadership positions spanning strategic planning, marketing, engineering, sales and general management. Prior to joining LSI Corporation in 2005, Mr. Anderson held strategic planning roles at Intel Corporation for mobile/laptop and server processors in addition to serving as a microprocessor architect.

Mr. Anderson holds numerous academic degrees, including an MBA and master of science in electrical engineering and computer science from MIT. He also holds a master of science degree in electrical engineering from Purdue University and a bachelor of science degree in electrical engineering from the University of Minnesota. Mr. Anderson has received four patents for innovations in computer architecture.

Forrest E. Norrod Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group Age: 52

Mr. Norrod is our Senior Vice President and General Manager of the Datacenter and Embedded Solutions Business Group. In this role, he is responsible for managing all aspects of strategy, business management, engineering and sales for datacenter and embedded products. Mr. Norrod joined AMD in November 2014 and led the Enterprise, Embedded and Semi-Custom business group for his first three years. Mr. Norrod has more than 25 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.

Mr. Norrod most recently was Vice President and General Manager of Dell Inc.’s server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while

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Executive Officers (continued)

delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established Dell’s leadership presence in the hyper-scale datacenter market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams.

Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses.

Mr. Norrod holds bachelor of science and master of science degrees in electrical engineering from Virginia Tech and holds 12 US patents in computer architecture, graphics and system design. He served on the board of directors of Intersil Corporation from October 2014 until it was acquired in February 2017.

Mark D. Papermaster Chief Technology Officer and Senior Vice President, Technology and Engineering Age: 56

Mr. Papermaster is our Chief Technology Officer and Senior Vice President, Technology and Engineering responsible for corporate technical direction, and AMD’s intellectual property and system-on-chip product research and development. His more than 30 years of engineering experience includes significant leadership roles managing the development of a wide range of products spanning from mobile devices to high-performance servers.

Before joining AMD in October 2011, Mr. Papermaster was the leader of Cisco’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses.

In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for the iPod products and iPhone hardware development. He also held a number of senior leadership positions at IBM, serving on the company’s Technical Leadership Team and overseeing development of the company’s key microprocessor and server technologies.

Mr. Papermaster holds a bachelor of science degree in electrical engineering from the University of Texas at Austin and a master of science degree in electrical engineering from the University of Vermont. He is a member of the University of Texas, Cockrell School of Engineering Advisory Board, Olin College Presidents Council and the Juvenile Diabetes Research Foundation.

Harry A. Wolin Senior Vice President, General Counsel and Corporate Secretary Age: 55

Mr. Wolin is our Senior Vice President, General Counsel and Corporate Secretary. Prior to becoming General Counsel in 2003, Mr. Wolin was our Vice President, Intellectual Property. Before joining us in 2000, Mr. Wolin spent 12 years at Motorola, Inc. (now known as Motorola Solutions, Inc., a provider of technologies, products and services that enable a broad range of mobile, wireline, digital communication, information and entertainment experiences), where his last role was Vice President and Director of Legal Affairs for the Semiconductor Products Sector.

Mr. Wolin served as a member of the board of directors of GLOBALFOUNDRIES Inc. from February 2011 through March 2012. Mr. Wolin received the 2008 Magna Stella award for innovative management from the Texas General Counsel Forum. He is a member of the State Bars of Arizona and Texas and is registered to practice before the United States Patent and Trademark Office. Mr. Wolin holds a bachelor of science degree in chemistry from the University of Arizona and a juris doctor degree from Arizona State University.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal 2017, our directors, Section 16 officers or beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 30, 2017 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan, which was approved by our stockholders, is our only equity incentive plan available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 30, 2017
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	55,970,638	(1)	—	99,238,295	(5)
Options	16,976,785	(2)	$4.33	—
Awards—RSUs and PRSUs	38,993,853	(3)	—	—
Equity compensation plans not approved by stockholders	66,692		—	—
Options	66,692	(2)(4)	$0.72	—
Awards—RSUs and PRSUs	—		—	—
Total	56,037,330			99,238,295

(1)	Includes shares of our common stock issuable from performance-based restricted stock units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.
(2)	As of December 30, 2017, the aggregate weighted-average remaining contractual life of our outstanding stock options was 3.75 years with an aggregate weighted-average exercise price of $4.32.
(3)	Includes 31,562,148 RSU awards and 7,431,705 PRSU awards.
(4)	Represents shares of our common stock to be issued upon exercise of outstanding options assumed from SeaMicro, Inc. (“SeaMicro”) stock plans as part of our acquisition of SeaMicro in March 2012. We have not granted any awards under this plan and we do not intend to grant any awards under this plan in the future.
(5)	Includes 50,000,000 shares available for issuance under our 2017 Employee Stock Purchase Plan (the “2017 ESPP”), of which up to a maximum of 2,440,297 shares may be purchased in the current purchase period which runs until May 9, 2018 under the 2017 ESPP.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation and Leadership Resources Committee of our Board (the “Compensation Committee”) oversees, among other things, the development and administration of our executive compensation program. This “Compensation Discussion and Analysis” describes our executive compensation philosophy and objectives, provides an overview of our executive compensation program, and reviews the fiscal 2017 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title
Lisa Su	President and Chief Executive Officer
Devinder Kumar	Senior Vice President, Chief Financial Officer and Treasurer
James Anderson	Senior Vice President and General Manager, Computing and Graphics Business Group
Forrest Norrod	Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group
Mark Papermaster	Chief Technology Officer and Senior Vice President, Technology and Engineering

Executive Summary

Fiscal 2017 Company Performance

Our fiscal 2017 proved to be an important year for us, with the introduction of new high-performance products which re-shaped our product portfolio and improved our technology competitiveness. We are proud of our accomplishments as we launched over 40 new high-performance products, including our Ryzen™ family of processors including Ryzen Threadripper™ and Ryzen Mobile, as well as our EPYC™ processor platforms for the datacenter. We experienced strong customer acceptance of our new products.

Our financial results improved in fiscal 2017 compared to fiscal 2016 primarily as the demand for our Computing and Graphics segment products increased. Net revenue for fiscal 2017 was $5.3 billion, an increase of 25% compared to the prior year. Our operating income for fiscal 2017 improved to $204 million compared to an operating loss of $372 million for fiscal 2016. Our net income for fiscal 2017 improved to $43 million compared to a net loss of $497 million in the prior year. Cash and cash equivalents as of December 30, 2017 were $1.18 billion, down from $1.26 billion at the end of 2016. Our principal amount of total debt was also as of December 30, 2017 was $1.70 billion, compared to $1.77 billion as of December 31, 2016.

From the beginning of fiscal 2015 to the end of fiscal 2017, we saw our market capitalization appreciate in which approximately $7.87 billion in value has been created for our stockholders. The following graphic compares the change in our market capitalization to the change in the Philadelphia Semiconductor Sector Index (“SOX”) from fiscal 2015 through fiscal 2017:

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Compensation Discussion and Analysis (continued)

Key Features of Fiscal 2017 Executive Compensation Program

Our fiscal 2017 executive compensation program continued to reflect our longstanding commitment to reward pay for performance that aligns with and drives stockholder value. The key features of our fiscal 2017 executive compensation program were as follows:

•	Redesigned Performance-Based Restricted Stock Unit (“PRSU”) Awards. We redesigned the PRSUs granted to our Named Executive Officers in fiscal 2017 (the “2017 PRSUs”) to provide for payouts based on our performance against three performance measures over a three-year performance period: (i) our total stockholder return (“TSR”) over the performance period relative to the TSRs of each of the companies comprising the SOX, (ii) our absolute TSR over the performance period, and (iii) our stock price performance during the last year of the performance period. In addition, the 2017 PRSUs are subject to an award cap that limits the dollar value payable (in shares) to the Named Executive Officers pursuant to these awards. As a result, the 2017 PRSUs (which made up 50% of the target value of our Named Executive Officers’ fiscal 2017 long-term incentive compensation) are structured to promote and reward delivery of sustained stockholder returns (both absolute and relative to the SOX comparator companies) over the three-year performance period. Further discussion of the design of our 2017 PRSUs is provided below on page 44 under “Fiscal 2017 Compensation Elements—Long-Term Equity Awards—2017 PRSU Awards.”

•	Pay for Performance. As illustrated in the tables below, the fiscal 2017 target total direct compensation (defined below) delivered to our Named Executive Officers was heavily weighted towards performance-based compensation:

•	91% of our Chief Executive Officer’s target total direct compensation and 83% of the average target total direct compensation of our other Named Executive Officers’ was delivered in the form of performance-based compensation;

•	Long-term equity awards represented approximately 78% of our Chief Executive Officer’s target total direct compensation and 65% of the average target total direct compensation of our other Named Executive Officers; and

•	100% of the fiscal 2017 target annual incentive bonuses payable to our Named Executive Officers was tied to the achievement of pre-established annual financial and operational goals, which are aligned to our short-term and long-term objectives, as reflected in our annual operating plan.

As used in this Proxy Statement, a Named Executive Officer’s fiscal 2017 “target total direct compensation” is the sum of his or her fiscal 2017 base salary, target annual incentive bonus under our Executive Incentive Plan (“EIP”), and the aggregate intended target value of the long-term equity awards granted under our 2004 Equity Incentive Plan (the “2004 Plan”) (the accounting values (grant date fair value) differ and are included in the “Grants of Plan Based Awards in 2017” table below on page 58).

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Compensation Discussion and Analysis (continued)

•	Market Competitive Compensation. Each Named Executive Officer’s fiscal 2017 target total direct compensation was set at a level commensurate with competitive levels of compensation for executives in similar positions at a group of peer companies (set forth below), which our Compensation Committee believes reflects the current competitive market for executive talent. In making these determinations, our Compensation Committee also considered the scope of responsibility of each Named Executive Officer, internal pay comparisons, and the in-the-money value (i.e., retention value) of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future impact on our organization.

•	Increased Stock Ownership Guidelines. In 2017, the stock ownership guidelines for our President and Chief Executive Officer was increased from three times to five times his or her base salary, and from one-and-one-half times to two times base salary of our other Named Executive Officers. The ownership guidelines were strengthened to be more consistent with typical market practices of our company peer group and to demonstrate to shareholders that our Named Executive Officers have a meaningful “long position” in the Company.

Fiscal 2017 Realized Pay

The total pay of our Named Executive Officers, as reported in the 2017 Summary Compensation Table, reflects the accounting (grant date fair value) value of their annual long-term equity awards and not the economic value actually realized by our Named Executive Officers from these awards. Since a significant portion of the reported compensation of our Named Executive Officers represents potential future compensation, we believe it is useful to supplement the information provided in the 2017 Summary Compensation Table with a discussion of the pay our Named Executive Officers actually realized during the fiscal year.

As in previous years, the key drivers of the realized pay of our Named Executive Officers for fiscal 2017 were (i) the increase in our stock price and (ii) our actual performance against the pre-established financial targets and operating goals under the EIP.

The table below compares our market capitalization to the “realized pay” of our Chief Executive Officer and the average “realized pay” of our other Named Executive Officers for each of our last three fiscal years. As this table demonstrates, the compensation collectively “realized” by our Named Executive Officers during fiscal years 2015, 2016, and 2017 represented 0.77% of the $7.87 billion in value created for our stockholders during that period.

(1)	Each Named Executive Officer’s “realized pay” is, for the applicable fiscal year, the sum of her or his earned base salary, actual EIP bonus, any discretionary or retention bonus amounts paid, other compensation received, and income actually realized due to equity transactions involving shares awarded under our equity plan. Additional information is provided below in the “2017 Summary Compensation Table” on page 53 and the “Option Exercises and Stock Vested in 2017” table on page 60. Realized pay is not a substitute for total compensation. For more information on total compensation as calculated under SEC rules, see the notes accompanying the 2017 Summary Compensation Table, below.
(2)	The fiscal 2015 average of the Other Named Executive Officers excludes Mr. Anderson, who began employment in May 2015.

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Compensation Discussion and Analysis (continued)

The fiscal 2017 realized pay of our Named Executive Officers was primarily attributable to (i) the August 2017 payouts under the PRSU awards granted in fiscal 2016 (the “2016 PRSUs”) and (ii) their fiscal 2017 annual incentive bonuses under the EIP. Our Named Executive Officers earned the maximum number of shares of our common stock under the 2016 PRSUs due to our strong stock price appreciation over the first year of the three-year performance period for these awards (our stock price increased from $5.14 to $13.80 per share during that period, which amounts to a one-year TSR of 168%). One-half of the shares of our common stock earned under the 2016 PRSUs vested and was settled in August 2017. The remaining earned shares will vest and be settled on August 9, 2019, subject to each Named Executive Officer’s continued employment through such date. For a discussion of the design of the 2016 PRSUs, including the pre-established performance objectives for those awards, see “Fiscal 2017 Compensation Elements—Long-Term Equity Awards—2016 PRSU Awards” below.

The fiscal 2017 EIP bonuses of 77.6% compares to a fiscal 2016 EIP payout of 32.5% and a fiscal 2015 EIP payout of 0%, resulting in an average payout under the EIP for the previous three fiscal years of 36.7%. For a discussion of the fiscal 2017 EIP, see “Fiscal 2017 Compensation Elements—Annual Incentive Bonuses” below.

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Compensation Discussion and Analysis (continued)

Executive Compensation Policies and Practices

We strive to implement sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2017, we maintained the following executive compensation policies and practices, which we believe drive performance and prohibit or minimize behaviors that we believe do not serve our stockholders’ long-term interests:

Policy/Practice	Summary

Recoupment (or claw-back) policy

Under our Worldwide Standards of Business Conduct, we expressly reserve the right to claw-back incentive-based or other compensation (including equity-based compensation) paid to an employee (including any Named Executive Officer) in the event of an employee’s direct involvement with fraud, misconduct or gross negligence contributes to having to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, all equity awards granted to our Named Executive Officers after October 2015 include a forfeiture-for-cause provision, which provides for potential claw-back of the equity award if the Named Executive Officer violates the non-competition, non-solicitation, or confidentiality covenants in the equity award agreement, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material.

One-year minimum vesting period for equity awards

Our 2004 Plan requires a minimum one-year vesting period for all awards granted after April 29, 2015, subject to limited exceptions such as death, disability, termination of employment or a change in control.

Cap on change in control payments and benefits

We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for cash severance payments (in the case of a change in control of the Company and a subsequent termination of employment) in excess of (i) two times the sum of base salary and target annual incentive bonus plus (ii) the prorated target annual incentive bonus for the year in which the termination of employment occurs.

No excise tax payments	We will not enter into any change in control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers and provide air and other travel for our Named Executive Officers for business purposes only.

Anti-hedging policy	Our employees, including our Named Executive Officers, and our Directors are not permitted to hedge their economic exposure to our equity securities.

Incentive compensation amounts are subject to payment thresholds and maximums	Our annual cash performance bonuses and the 2017 PRSUs have threshold performance requirements that must be achieved to receive payment and are subject to maximum payment “caps.”

Stock ownership requirements

Our stock ownership requirements provide that our Chief Executive Officer should attain an investment position in our common stock having a value that is equal to the lesser of (a) the number of shares equal to five times her base salary or (b) 350,000 shares. Our other Named Executive Officers should attain an investment position in our common stock having a value that is equal to the lesser of (x) the number of shares equal to two times their base salaries or (y) 80,000 shares.

Independent compensation consultant

Pursuant to its Charter, the Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. In fiscal 2017, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to advise the Compensation Committee on its decisions regarding the compensation of our Named Executive Officers, and to keep the Compensation Committee apprised of compensation trends and best practices. Compensia performs no other services for us.

Compensation risk assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

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Compensation Discussion and Analysis (continued)

Response to 2017 “Say On Pay” Vote and Stockholder Engagement Process

The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. In that respect, when evaluating our executive compensation program, the Compensation Committee carefully considers both the results of our annual advisory resolution on the compensation of our Named Executive Officers (the “say on pay” proposal) as well as direct feedback from our stockholders. At our 2017 annual meeting of stockholders, our “say on pay” proposal received support from approximately 93% of the votes cast on the proposal, reflecting strong stockholder support for our fiscal 2017 executive compensation program. No changes have been made to our executive compensation program based on the results of our 2017 “say on pay” vote.

During fiscal 2017, we continued our practice of proactive stockholder engagement regarding executive compensation and other corporate governance. The Company does not rely on proxy season as its active shareholder engagement season and instead prefers to actively and directly engage with shareholders throughout the fiscal year. After filing and disseminating our definitive proxy statement for our 2017 annual meeting of stockholders, our Chief Human Resources Officer and Senior Vice President of Worldwide Marketing and Investor Relations and Corporate Vice President, Investor Relations conducted conference calls, in-person meetings, or other discussions with several of our top 50 stockholders (which collectively represent approximately 58% of the shares of common stock entitled to vote at our annual meeting) to solicit feedback on the Company, including their views on our executive compensation structure and pay policies and practices. In the aggregate, feedback received during these discussions was generally supportive of our executive compensation program, and was not prescriptive about our compensation plan design. In fiscal 2017 the Company also conducted an investor perception study where investor feedback and perceptions on many corporate topics was solicited. The Compensation Committee continues to encourage an active and meaningful dialogue with our stockholders regarding our executive compensation and governance practices.

Talent Management Focus

We have a strong focus on talent development and retention, ensuring that our executive compensation program is designed to retain the talent required to execute our business strategy. Our pay decisions support our talent objectives by not only considering individual and Company performance, but also long-term potential, key retention needs, and organizational succession plans.

One of the Compensation Committee’s responsibilities described in its charter is to regularly review succession planning and talent development. The Compensation Committee at least annually reviews succession plans for the Chief Executive Officer and other senior executive positions. These reviews occur with input from the Chief Executive Officer and our Chief Human Resources Officer and Senior Vice President of Worldwide Marketing and Investor Relations. The Compensation Committee also reviews succession plans in executive session, with no members of management present. Succession planning for key executive roles consist of an assessment of internal candidates and potential external talent.

Compensation Philosophy and Objectives

Our executive compensation program is guided by the following overarching principles:

Principle	Description
Business Driven

Compensation should be aligned to Company performance by linking rewards directly to the achievement of specific financial, operational and strategic objectives that generally lead to increased stockholder value and is structured to avoid excessive risk-taking.

Performance Differentiated	Compensation should be structured to create an effective link between pay and performance at both the Company and individual level.

Market Competitive	Compensation should be competitive to attract, retain and motivate high caliber senior leadership.

Ownership Oriented	Compensation should be fully aligned with stockholder interests by delivering meaningful equity awards tied to stockholder value creation and by maintaining robust stock ownership requirements.

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Compensation Discussion and Analysis (continued)

We continually assess and adjust our executive compensation program, policies and practices in light of these overarching principles and based on feedback obtained through our stockholder engagement efforts.

Pay for Performance

Our compensation philosophy centers on pay for performance and is driven by the following primary principles:

•	Our compensation practices should be designed to align with the interests of our stockholders.

•	Sustained, improved financial performance should result in increasing company valuation and stock price.

•	With improved company performance and increases in company valuation and stock price, our compensation programs should deliver higher rewards to our Named Executive Officers.

Competitive Compensation

It is imperative to recruit and retain top leadership and industry experts to execute our business strategy, and this requires competitive compensation. Accordingly, the Compensation Committee seeks to compensate our Named Executive Officers at levels that are commensurate with competitive levels of compensation for executives in similar positions at a group of peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. The Compensation Committee also considers the scope of responsibility of each Named Executive Officer, internal pay comparisons, and the in-the-money value (i.e., retention value) of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future impact on the organization in making its compensation decisions.

Generally, the Compensation Committee seeks to position each Named Executive Officer’s target total direct compensation between the 50th and 75th percentile of the competitive market (the “Target Positioning”), recognizing that such compensation will be realized by the Named Executive Officer only if the applicable performance targets are achieved and our stock price does not decline. For 2017, the actual total target direct compensation was generally consistent with this objective. A Named Executive Officer’s target total direct compensation may vary from the Target Positioning depending on his or her scope of responsibility, the time period in the position, job performance, skill set, prior experience, expected future contributions to our business, internal pay equity considerations, retention considerations, and business conditions. The Compensation Committee reviews our Named Executive Officer compensation practices on an annual basis.

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking through the following means:

•	multiple internal controls and approval processes intended to prevent manipulation of outcomes;

•	pay mixes that represent an appropriate balance of “fixed” pay versus “variable” pay, as well as “short-term” versus “long-term” incentives;

•	caps on performance-based compensation opportunities;

•	an annual incentive plan that includes multiple Company-wide financial measures that are quantitative and measurable;

•	time-based and performance-based vesting requirements for long-term equity awards spanning multiple years;

•	generally, a minimum vesting period of one-year for all equity awards;

•	compensation recoupment (“claw-back”) policies/provisions; and

•	beneficial share ownership requirements.

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Compensation Discussion and Analysis (continued)

How We Make Compensation Decisions

Role of the Compensation Committee and our Board

The Compensation Committee is responsible to our Board for developing and overseeing our executive compensation and benefits policies and programs. The Compensation Committee, which consists of three independent directors, is responsible for reviewing our executive compensation program annually to evaluate its alignment with the strategies and needs of our business, market trends and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding our Chief Executive Officer’s compensation and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and the 2004 Plan;

•	conducting an annual compensation risk assessment to evaluate our compensation policies and practices;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package;

•	reviewing and approving any changes to a Named Executive Officer’s total compensation package, including, but not limited to, base salary, annual incentive bonus opportunities, annual long-term incentive award opportunities, and payouts and retention programs; and

•	conducting annual performance reviews of each of our Named Executive Officers.

The Compensation Committee is supported in its work by members of our management team—including our Chief Executive Officer, our Chief Human Resources Officer and Senior Vice President of Worldwide Marketing and Investor Relations, our Senior Vice President, General Counsel and Corporate Secretary and our Vice President of Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were made.

The non-management members of our Board and the Compensation Committee each conduct their own performance assessment of our Chief Executive Officer, and no management recommendation is made with regard to her compensation. The Compensation Committee reviews and considers our Board’s performance assessment in making its recommendations to the non-management members of our Board regarding the compensation and other terms of our Chief Executive Officer’s employment. Our Chief Executive Officer does not participate in the determination of her own compensation.

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During fiscal 2017, the Compensation Committee retained Compensia, a national compensation consulting firm, as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in fiscal 2017, including:

•	the competitiveness of our executive compensation program by providing a market review of executive compensation, evaluating our compensation peer group composition and analyzing the compensation at our compensation peer group companies;

•	the pay levels of our Named Executive Officers by assessing and advising on equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•	our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term equity awards and our retention strategies, and evaluation of our compensation recoupment (i.e., “claw-back”) policies; and

•	the compensation arrangements for the non-management members of our Board.

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Compensation Discussion and Analysis (continued)

Conflict of Interest Assessment for Compensation Consultant

The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and, to that end, conducts an annual conflicts of interest assessment of its compensation consultant. In fiscal 2017, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In March 2018, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

In the course of its engagement, Compensia attended all meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and met with members of senior management to obtain and validate market data, review materials, and discuss management’s compensation recommendations.

Role of the Chief Executive Officer

Generally, at the beginning of the year, our Chief Executive Officer reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers. The Compensation Committee considers these recommendations in its decision process.

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation decisions of a custom group of peer companies, in combination with industry-specific compensation survey data, to develop an understanding of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compared to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance. The Compensation Committee believes that it appropriately sets the compensation of our Named Executive Officers taking into account the practices of our peers and industry best practices.

Methodology Used to Perform the Competitive Pay Analysis

In preparation for fiscal 2017, the Compensation Committee requested that Compensia provide a competitive pay analysis for each Named Executive Officer using compensation data developed from (i) publicly available information (as of January 2017) of the companies included in a custom peer group (the “2017 Custom Peer Group”) and (ii) compensation data for a special peer data cut of the Radford Global Technology Survey (which includes all companies noted below in the 2017 Custom Peer Group who participate in the survey).

To develop the 2017 Custom Peer Group, in February 2017, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group, with particular reference to their industry (i.e., business segment), revenues (generally 50% to 200% of our revenues for the trailing four fiscal quarters) and market capitalization (generally 0.3x to 3.0x our market capitalization), in each case based on publicly available information as of January 2017. Based on this review, the Compensation Committee removed Vishay Intertechnology Inc. from the peer group because its market capitalization was less than 0.25x our market capitalization. The Compensation Committee also removed SanDisk Corp. because it was acquired by Western Digital Corporation in May 2016, and removed Lexmark International Inc. due to its acquisition by Apex Technology and PAG Asia Capital in November 2016. The Compensation Committee added Motorola Solutions, Inc., Skyworks Solutions, Inc., and Xilinx, Inc. to the 2017 Custom Peer Group. Our revenues for the trailing four fiscal quarters ending December 30, 2016, would have placed us in approximately the 50th percentile of the 2017 Custom Peer Group based on publicly available information. The Compensation Committee believes that the composition of the 2017 Custom Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The Compensation Committee used the 2017 Custom Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation. As compared to the 2017 Custom Peer Group, AMD’s fiscal 2017 and fiscal 2016 annual revenue was approximately $5.329 billion and $4.272 billion, respectively.

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Compensation Discussion and Analysis (continued)

The companies comprising the 2017 Custom Peer Group are as follows: (1)

Company Name	Revenue ($MM)
Harris Corporation	$7,410
Sanmina Corporation	$6,481
ARRIS International, plc	$6,172
NVIDIA Corporation	$6,138
Lam Research Corporation	$5,918
Motorola Solutions, Inc.	$5,837
NetApp, Inc.	$5,400
Juniper Networks, Inc.	$4,924
CA Technologies	$4,060
Symantec Corporation	$3,645
Amkor Technology, Inc.	$3,543
ON Semiconductor Corp.	$3,486
Skyworks Solutions, Inc.	$3,289
KLA-Tencor Corporation	$3,093
Ciena Corporation	$2,601
Marvell Technology Group Ltd.	$2,438
Xilinx, Inc.	$2,291

(1)	Table includes source data compiled by Compensia from publicly-available financial reports. Revenue data was obtained per S&P Research Insight as of January 30, 2017.

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Compensation Discussion and Analysis (continued)

Fiscal 2017 Compensation Elements

The Compensation Committee determines the elements of compensation we provide to our Named Executive Officers. The principal elements of our fiscal 2017 executive compensation program, their objectives, and the factors influencing the amount ultimately provided to our Named Executive Officers, are as follows:

Element		Description	Objective	Factors Influencing Amount
Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities and individual performance
Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual goals of revenue, adjusted non-GAAP net income and adjusted free cash flow	Motivates and rewards achievement of key financial results for the year	Annual target bonus opportunity determined annually based on market data, individual role and responsibilities and individual performance; payout based on Company performance and individual performance
Long-Term Incentives (2004 Plan Awards)	Performance- Based Restricted Stock Units (PRSUs)	Variable compensation with payout in shares based on (i) relative TSR of AMD common stock over three-year performance period relative to the TSR of companies comprising the PHLX Semiconductor Index (SOX) over this three-year performance period, (ii) AMD’s absolute TSR over the three-year performance period, and (iii) AMD stock price performance as measured during last year of three-year performance period	Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to relative and absolute stock price performance; also promotes retention	Intended target value of all LTI awards is based on individual role and responsibilities and market data; generally, a minimum one year vesting for all LTI awards
	Stock Options	Variable compensation based on increase in stock price from date of grant, subject to exercise of the stock option; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and provides upside potential over a seven year option term; also promotes retention
	Restricted Stock Units (RSUs)	Variable compensation with payout in shares with time-based vesting; awards vest over three years	Directly aligns interests of executives with long-term stockholder value creation and promotes retention

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Compensation Discussion and Analysis (continued)

Other elements of our fiscal 2017 executive compensation program, including our deferred compensation plan, health, welfare and other personal benefits and post-employment compensation arrangements, are described below.

Base Salaries

The annual base salaries of our Named Executive Officers as of the beginning and end of fiscal 2017 are set forth in the table below. Effective July 1, 2017, the Compensation Committee approved increases to the base salaries of Messrs. Kumar, Anderson and Papermaster. These increases were in recognition of their past and expected future contributions to us, and improved the competitive positioning of their base salaries relative to the base salaries of the individuals holding comparable positions at the companies in the 2017 Custom Peer Group. Based on its review of the competitive market data, the Compensation Committee (and, in the case of our Chief Executive Officer, the non-management members of our Board) made no changes to the base salaries of our other Named Executive Officers.

Named Executive Officer	Base Salary as of December 30, 2017	Base Salary as of December 31, 2016	Percentage Increase
Lisa Su	$925,000	$925,000	No Change
Devinder Kumar	$550,000	$530,000	3.8%
James Anderson	$530,000	$500,000	6.0%
Forrest Norrod	$530,000	$530,000	No Change
Mark Papermaster	$575,000	$550,000	4.5%

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward, where earned, short-term performance and the achievement of the principal goals of our annual operating plan.

Under the EIP, the amount of our Named Executive Officers’ annual incentive bonus is calculated based on (i) his or her target annual cash performance bonus opportunity and (ii) our corporate financial performance for the applicable performance period as measured against one or more pre-established performance levels. The financial measures and related performance levels for the performance period are approved by the Compensation Committee shortly after the commencement of the fiscal year. Bonuses earned under the EIP are paid in a single lump-sum amount after the end of the fiscal year.

For fiscal 2017, each Named Executive Officer’s annual cash performance bonus under the EIP was determined based on our financial performance during fiscal 2017. The following illustrates how the 2017 annual cash performance bonuses under the EIP were calculated:

Base Salary Earned During Fiscal 2017 Target Bonus Opportunity (150% of Base Salary for Chief Executive Officer and 100% of Base Salary for other Named Executive Officers) 2017 EIP Performance Factor 0% to 200% (depending on Company’s Performance Against Fiscal 2017 Financial Targets (as weighted))

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Compensation Discussion and Analysis (continued)

The Compensation Committee used the following financial performance measures and weightings for fiscal 2017 to determine the amount of each Named Executive Officer’s 2017 annual cash performance bonus under the EIP:

Financial Measure	Weighting
Adjusted Non-GAAP Net Income	50%
Revenue	25%
Adjusted Free Cash Flow	25%

The performance levels (threshold, target and maximum) for each financial performance measure were established by the Compensation Committee at the beginning of fiscal 2017, in each case in consultation with senior management. The performance levels were structured to align with our fiscal 2017 financial objectives taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2017.

The Compensation Committee chose adjusted non-GAAP net income as a performance measure because it reflects our bottom-line financial performance or profitability, which the Compensation Committee believes is directly tied to enhanced stock price performance. The Compensation Committee assigned it a weight of 50% because it is a key short-term financial measure for the operation of our business and is a measure of significant importance to our stockholders. For purposes of the 2017 EIP, our “adjusted non-GAAP net income” was calculated by adjusting our fiscal 2017 GAAP net income for non-GAAP financial adjustments and amounts accrued for the fiscal 2017 bonuses.

The Compensation Committee chose revenue as a performance measure because it reflects our top-line growth, which the Compensation Committee believes is a strong indicator of our long-term ability to increase profitability, cash flow and improve stock price performance. For purposes of the 2017 EIP, our “revenue” was calculated as our GAAP net revenue for fiscal 2017.

Finally, the Compensation Committee chose adjusted free cash flow as a performance measure because it believes effective cash management is a key component of our strategy and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive improved company valuation and stock price performance. For purposes of the 2017 EIP, our “adjusted free cash flow” was calculated by adjusting our GAAP net cash provided by (used in) operating activities for (i) purchase of property, plant and equipment and (ii) cash payments for fiscal 2016 employee bonuses under the EIP and our Annual Incentive Plan, which were paid in March and April 2017.

The following table sets forth the fiscal 2017 performance levels and comparable actual results for the EIP:

2017 Executive Incentive Plan Financial Targets (in millions)
Financial Measure	(Threshold)	(Target)	(Maximum)	Actual Performance
Adjusted Non-GAAP Net Income	$15	$239	$497	$288
Revenue	$4,415	$5,000	$5,731	$5,329
Adjusted Free Cash Flow	$31	$118	$212	$(5)

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Compensation Discussion and Analysis (continued)

The threshold, target and maximum performance levels for the 2017 EIP were determined by the Compensation Committee using our fiscal 2017 operating plan as a benchmark, and provide for appropriate payout acceleration or deceleration above or below target. The fiscal 2017 EIP target level for each performance measure was determined by the Compensation Committee to be appropriately aggressive and aligned to our fiscal 2017 operating plan and objectives. The fiscal 2017 targets were set higher than the fiscal 2016 actual results. Potential payouts are interpolated at an increasing rate between the threshold and target performance level and between the target and maximum performance level for each measure. Based on company performance against our fiscal 2017 financial targets, our EIP would have applied a performance factor of 97% for our Named Executive Officers. However, at the recommendation of management, the Compensation Committee agreed and approved a 77.6% performance factor. The fiscal 2017 annual cash performance bonuses under the EIP for each Named Executive Officer are set forth below:

	2017 EIP Bonus Calculation
Named Executive Officer	Base Salary Earned During Fiscal 2017	Target Bonus Opportunity	2017 EIP Performance Factor	2017 EIP Bonus(1)
Lisa Su	$925,000	150.0%		$1,076,700
Devinder Kumar	$540,000	100.0%		$419,040
James Anderson	$515,000	100.0%	77.6%	$399,640
Forrest Norrod	$530,000	100.0%		$411,280
Mark Papermaster	$562,500	100.0%		$436,500

(1)	The amounts reported in this column reflect the bonus amounts approved by the Compensation Committee and paid to the Named Executive Officers, pursuant to a discretionary reduction of the EIP Performance Factor by 19.4%.

The Compensation Committee reviews and certifies the level of achievement for each performance measure before any payments are made. This review and certification is generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March of such year. Under the terms of the EIP, the Compensation Committee has discretion to reduce any Named Executive Officer’s annual cash performance bonus prior to payment.

Long-Term Equity Awards

We believe that long-term incentive compensation in the form of equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy (with the potential for larger payments for exceptional performance). The Compensation Committee also believes that long-term equity awards are an essential tool in promoting executive retention.

In fiscal 2017, the Compensation Committee and, in Dr. Su’s case, the non-management members of our Board, approved the following awards under our 2004 Plan:

Named Executive Officer	PRSUs (Target # of Shares)	Time-Based RSUs	Time-Based Stock Options	Aggregate Intended Target Value
Lisa Su	295,857	147,928	347,577	$8,000,000
Devinder Kumar	73,964	36,982	86,894	$2,000,000
James Anderson	73,964	36,982	86,894	$2,000,000
Forrest Norrod	73,964	36,982	86,894	$2,000,000
Mark Papermaster	83,210	41,605	97,756	$2,250,000

The aggregate intended target value was converted into a mix of 50% PRSUs, 25% RSUs and 25% stock options using a conversion price of $13.52 (the average closing price of our common stock over the 30 trading-day period

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Compensation Discussion and Analysis (continued)

ending on August 9, 2017, the 2017 annual program’s grant date) and, for the stock options, also using a binomial factor of 42.56%. The amounts reported in the 2017 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of the fiscal 2017 long-term equity awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.

2017 PRSU Awards. The 2017 PRSUs provide for a payout that will range from 0% to 250% of the target number of shares of our common stock subject to the award (the “Target Shares”), provided that the maximum number of shares that may be earned is capped (the “Award Cap”) at the number equal to (i) eight times the target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2020, or the date of a change of control of the Company, if earlier (as applicable, the “Performance Period”). Even though the maximum payout for the 2017 PRSUs is 250%, depending on the closing price of our common stock (as determined above) the Award Cap may limit the amount below the maximum. The Award Cap serves to avoid excessive gains and control the accounting expense of the 2017 PRSU awards. Subject to the foregoing award limits, the actual number of shares earned by our Named Executive Officers will be based on the following performance criteria (as certified by our Compensation Committee):

•	our TSR over the Performance Period;

•	our TSR for the Performance Period relative to the TSRs of each of the companies included in the SOX at the start of the Performance Period and any additional companies added to the SOX during the Performance Period that are in the SOX at the end of the Performance Period; and

•	our stock price performance, as measured for any consecutive 30 trading day period during the last year of the Performance Period.

Earned and vested PRSUs will generally be settled on the later of August 15, 2020, or the date following the Compensation Committee’s certification of performance. Each Named Executive Officer must be continuously employed through the last day of the Performance Period to receive his or her earned shares, except to the extent an event triggers accelerated vesting of the 2017 PRSUs under the terms of his or her employment or other agreement, as applicable.

The following table below sets forth the potential payouts (as a percentage of the Target Shares) for the 2017 PRSUs, provided that the maximum total earned PRSUs cannot exceed eight times the intended Target award divided by the closing price of the Company’s common stock on the last trading day of the Performance Period:

Potential Payouts of 2017 PRSUs
	If AMD’s TSR is ≥ 0%			If AMD’s TSR is < 0%
	Threshold	Target	Maximum	Threshold	Target	Maximum
AMD Percentile Ranking Relative to SOX Comparison Companies	25th Percentile	50th Percentile	90th Percentile	25th Percentile	50th Percentile	90th Percentile
Shares Earned as a % of Target Shares	50%	100%	200%	25%	50%	100%
Multiplier of 1.25x if AMD Stock Price is ≥ $19.12 for 30 or more consecutive trading days during last year of Performance Period	62.5%	125%	250%	31.25%	62.5%	125%
Award Cap	8x of Target Value of 2017 PRSU Award

The payout percentage for values between threshold and target are based on a linear interpolation of values from 50% to 100% (if our TSR for the Performance Period is equal to or greater than 0%) or 25% to 50% (if our TSR for the Performance Period is less than 0%). The payout percentage for values between target and maximum are based on a linear interpolation of values from 100% to 200% (if our TSR for the Performance Period is equal to or greater than 0%) or 50% to 100% (if our TSR for the Performance Period is less than 0%).

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Compensation Discussion and Analysis (continued)

For this purpose, TSR is measured using the 60-trading-day average closing price as of August 9, 2017, and as of the last day of the Performance Period.

2016 PRSU Awards.  The PRSUs granted in fiscal 2016 to our Named Executive Officers (the “2016 PRSUs”) provided for a payout ranging from 0% to 250% of the target number of shares of our common stock subject to the award (the “2016 Target Shares”) based on the compound annual growth rate (“CAGR”) of the closing price of our common (for 30 consecutive trading days) during the three-year performance period that began on July 15, 2016 and ends August 9, 2019 (the “2016 PRSU Performance Period”). Each of the applicable CAGR performance levels is a pre-established positive CAGR using the baseline price of $5.07 per share. The baseline price was determined as the average closing price of our common stock for the 30 calendar-day period ending July 15, 2016 (i.e., the grant date of the 2016 PRSUs). Specifically, the Compensation Committee established the following CAGR performance levels and related potential payouts (as a percentage of the 2016 Target Shares) for the 2016 PRSUs:

Payouts of 2016 PRSUs
CAGR Performance Level	30-Day Common Stock Closing Price During Performance Period	Cumulative Percentage Return Based on Baseline Stock Price of $5.07 Per Share	No. of Earned Shares (% of 2016 Target Shares)
Below Threshold	Below $5.87	N/A	0%
Threshold	At or above $5.87 but below $6.75	15.8%	50%
Target	At or above $6.75 but below $7.71	33.1%	100%
Stretch One	At or above $7.71 but below $8.76	52.1%	150%
Stretch Two	At or above $8.76 but below $9.90	72.8%	200%
Maximum	At or above $9.90	95.3%	250%

Before selecting these performance levels and related potential payouts, the Compensation Committee directed its compensation consultant to prepare an analysis of the historic TSR performance of the companies in the Standard & Poor’s 500 Information Technology Sector over the past ten years on a trailing three-year basis. This analysis indicated that, during this period, these companies demonstrated a median TSR of approximately 37.3% and TSR of approximately 80.3% at the 75th percentile. Based on its evaluation of our financial and operational objectives through fiscal 2019, its understanding of our plans for achieving these objectives, the results of the TSR analysis, a review of the market price of our common stock over the past five years, and its collective business judgment, the Compensation Committee determined that a target performance goal of 33.1% was achievable with focused effort by our Named Executive Officers and that a maximum performance goal of 95.3% was an aggressive but attainable goal, if we executed strongly on our near-term business plans and these efforts were well received by our stockholders.

In August 2017, the Compensation Committee determined that, because the market price of our common stock closed at or above $9.90 per share for 30 consecutive trading days during the one-year period following the grant date of the 2016 PRSUs, each of our Named Executive Officers had earned the maximum number of shares of our common stock that could be earned under the 2016 PRSUs (which equaled 250% of the target number of shares subject to the awards).

One-half of the shares of our common stock earned under the 2016 PRSUs were vested and settled in August 2017. The remaining earned shares will vest and be settled on August 9, 2019, subject to each Named Executive Officer’s continued employment through such date. The Compensation Committee designed the 2016 PRSUs to provide for this bifurcated settlement of the awards to promote long-term decision-making by our Named Executive Officers and to maintain the alignment of their interests with the interests of our stockholders since the value of these earned shares will be received only on the completion of the original three-year performance period (August 9, 2019) only if the Named Executive Officer continues to be employed through such date.

Stock Options.  Stock options are intended to align the interests of our Named Executive Officers with the interests of our stockholders because they will not realize any financial benefit from these awards unless our stock price increases above the exercise price over the seven-year option term. The stock options have an exercise price

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Compensation Discussion and Analysis (continued)

equal to 100% of the fair market value of our common stock on the grant date, which was $12.83 per share. The stock options vest (and become exercisable) 33- 1⁄3% on each of August 9, 2018, August 9, 2019 and August 9, 2020, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date.

RSUs.  RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vesting. All of the RSUs awarded to our Named Executive Officers in fiscal 2017 vest 33- 1⁄3% on each of August 9, 2018, August 9, 2019 and August 9, 2020, subject to each Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise).

Aggregate Intended Target Value of Fiscal 2017 Annual Equity Award Grants.  In determining the aggregate intended target value of each Named Executive Officer’s annual long-term equity award for fiscal 2017, the Compensation Committee reviewed data showing the market-competitive award levels based on the 2017 Custom Peer Group and the potential realizable value of each Named Executive Officer’s existing equity holdings. Additionally, in approving the fiscal 2017 equity awards for our Named Executive Officers, the Compensation Committee considered executive retention objectives and continuity within senior management and the following high level corporate goals: achieve fiscal 2017 annual operating plan, execute industry leading roadmap and meet customer commitments. The achievement of these high level goals drive our overall Company strategy and, subsequently, the attainment of the performance objectives in our long-term incentive compensation program.

Accounting Considerations.  We follow ASC Topic 718 for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our Named Executive Officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that a recipient is required to render service in exchange for the option or other award.

In accordance with ASC Topic 718, the accounting value of the 2017 PRSUs was determined by an outside professional valuation consultant using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718, except no assumptions for forfeitures are included.

Grant Timing Practices.  We have no practice or policy of coordinating or timing the release of company information around the grant date of our annual long-term equity awards. Our annual long-term equity awards are typically made in July or August. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes on a limited basis. These “off cycle” grants are made only on a limited basis.

See the “2017 Summary Compensation Table” and the “Grants of Plan-Based Awards in 2017” table below for more information on the equity awards that we granted to our Named Executive Officers in fiscal 2017.

Chief Executive Officer Employment Agreement

Our Chief Executive Officer has an employment agreement, effective October 8, 2014, approved by our Board that establishes her base salary and provides for annual incentive and long-term incentive awards under our approved plans (i.e., the EIP and 2004 Plan). In addition, the agreement provides for certain payments and benefits in the event of certain termination of employment scenarios, including following a change in control of the Company. For further information on this agreement, see the “Severance and Change in Control Arrangements” section beginning on page 60.

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Compensation Discussion and Analysis (continued)

Deferred Compensation

In fiscal 2017, our Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA Plan”). Participation in the DIA Plan is intended to assist our Named Executive Officers in their retirement planning as well as to restore Company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to the Company.

For further information about the DIA Plan, see the “2017 Nonqualified Deferred Compensation” table below.

Health, Welfare and Other Personal Benefits (Perquisites)

In fiscal 2017, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health, welfare, perquisites and other personal benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•	matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan; and

•	patent awards, if earned.

In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance.

The health, welfare and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent.

For further information regarding the health, welfare and other personal benefits received by our Named Executive Officers during fiscal 2017, see the “2017 Summary Compensation Table” below.

Change in Control Agreements and Other Change in Control Arrangements

Any payments and benefits for our Chief Executive Officer in the event of her termination of employment in connection with a change in control of the Company are set forth in her employment agreement, the terms of which were the result of arms-length negotiations between our Chief Executive Officer and the Compensation Committee. Each of our other Named Executive Officers is party to a change in control agreement with us. These agreements are designed to encourage our Named Executive Officers’ continued services in the event of a potential change in control of the Company and to allow for a smooth leadership transition upon such a change in control. In addition, these agreements are intended to provide incentives to our Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position.

Termination of Employment Required to Trigger Payments

Under the terms and conditions of these arrangements and agreements, each of our Named Executive Officers is eligible to receive certain specified payments and benefits only if (i) a “change in control” of us occurs and (ii) the Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change in control transaction (a “double trigger” arrangement). The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change in control of the Company.

For a detailed description of these arrangements and agreements with our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2017, see “Severance and Change in Control Arrangements” below.

Severance and Separation Arrangements

Any post-employment compensation payable to our Chief Executive Officer is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between her and the

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Compensation Discussion and Analysis (continued)

Compensation Committee. Under her employment agreement, our Chief Executive Officer is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the amount payable to our Chief Executive Officer pursuant to her employment agreement is reasonable and competitive and provides a level of transition assistance in the event of her involuntary termination of employment with the goal of keeping her focused on our business rather than her personal circumstances.

With the exception of our Chief Executive Officer, all of our other Named Executive Officers participate in our Executive Severance Plan for Senior Vice Presidents (the “SVP Severance Plan”). The SVP Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except our Chief Executive Officer) and to provide a level of transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is not eligible to receive payments and benefits under the SVP Severance Plan if he or she receives severance payments and benefits in connection with a change in control of the Company pursuant to his or her change in control agreement. The Compensation Committee believes that the SVP Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.

For a detailed description of the post-employment compensation arrangements of our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2017, see “Severance and Change in Control Arrangements” below.

Other Compensation Policies

Compensation Recoupment (“Claw-back”) Policy

Our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents if we are required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting laws.

In addition, the award agreement for each stock option, RSU, and PRSU granted since May 2010 to an employee at or above the level of senior vice president (which includes our Named Executive Officers) has included a compensation recoupment (“claw-back”) provision. The claw-back provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting requirement under the federal securities laws. The claw-back does not apply to any award granted more than 18 months before the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, with respect to awards granted in and after August 2015, we may claw-back the award if the recipient violates the non-competition or non-solicitation terms of the award agreement. The Compensation Committee may exercise these claw-back rights by cancellation, forfeiture, repayment or disgorgement of any profits realized by the employee from the sale of our securities.

We continue to monitor the rulemaking activities of the SEC and Nasdaq with respect to the development, implementation and disclosure of compensation recovery provisions/policies. We expect to revise our compensation recovery provisions/policies in the future if and as required by applicable law.

Stock Ownership Requirements

Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.

These requirements provide that on or before the Ownership Achievement Date (as defined below), our President and Chief Executive Officer should attain an investment position in our common stock equal to the lesser of (a) five-times her annual base salary or (b) 350,000 shares, and our other Named Executive Officers should attain an investment position in our common stock equal to the lesser of (x) two-times their annual base salaries or (y) 80,000 shares.

Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by a Named Executive Officer.

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Compensation Discussion and Analysis (continued)

The “Ownership Achievement Date” is the later of August 2, 2022, or five years from first appointment as an executive officer. In the case of an existing executive officer being appointed as our Chief Executive Officer, the “Ownership Achievement Date” is the later of August 2, 2020, or five years from the date of such appointment. Until the guideline is achieved, each Named Executive Officer is encouraged to retain at least 10% of the net shares (defined below) obtained through our stock incentive plans. For this purpose, the “net shares” are the number of shares received from the exercise of stock options or the vesting of restricted stock or restricted stock unit awards, less the number of shares the Named Executive Officer sells to cover the exercise price of stock options or sells or has withheld to pay taxes.

As of December 30, 2017, each of our Named Executive Officers had satisfied his or her applicable stock ownership requirement.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Code”) limits the U.S. federal income tax deduction for compensation paid to our Chief Executive Officer, our Chief Financial Officer and certain other highly compensated executive officers (including, among others, our next three other most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) as of the end of the calendar year). Commencing with our 2018 fiscal year, the maximum U.S. federal income tax deduction that we may receive for annual compensation paid to any officer covered by Section 162(m) of the Code will be $1 million per such covered officer. For years prior to fiscal 2018 (including fiscal 2017), we also were permitted to receive a tax deduction for “performance-based” compensation as defined under Section 162(m) of the Code without regard to the $1 million limitation. However, recent U.S. tax legislation eliminated the performance-based exception. These new rules are effective starting in fiscal 2018 for us, except that certain equity awards that we granted on or before November 2, 2017, might still be able qualify as performance-based compensation. To the extent that in fiscal 2018, or any later year, the aggregate amount of any covered officer’s salary, bonus, and amount realized from option exercises and vesting of RSUs, PRSUs, or other equity awards, and certain other compensation amounts that are recognized as taxable income by the covered officer exceeds $1 million in any year, we will not be entitled to a U.S. federal income tax deduction for the amount over $1 million in that year.

The Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash performance awards or equity awards, which may not be deductible by reason of Section 162(m) or other provisions of the Code.

The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) deduction limitation.

50    ADVANCED MICRO DEVICES, INC.  |  2018 Proxy Statement

2018 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE’S REPORT

The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 30, 2017.

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE

Nora Denzel, Chair

Nicholas Donofrio

Abhi Talwalkar

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2018 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION POLICIES AND PRACTICES

In February 2018, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed all of our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, Annual Incentive Plan, Long-Term Incentive Plan (“LTI”), Sales Incentive Plan and 2004 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•	Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Plan have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid, (ii) the performance goals being aligned with our business objectives and being quantitative financial measures, (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee, (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts, (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers and (vi) the incentive opportunities being capped;

•	Although the grant of equity awards under the 2004 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of long-term stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options, (ii) three-year vesting and performance period for PRSUs awarded in fiscal 2017, (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities, and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented claw-back provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

52    ADVANCED MICRO DEVICES, INC.  |  2018 Proxy Statement

2018 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2017, fiscal 2016 and fiscal 2015, the compensation for the individuals serving as our Chief Executive Officer and Chief Financial Officer and our three most highly compensated executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at the end of fiscal 2017.

For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—2017 Executive Compensation Program.”

2017 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Lisa T. Su
President and Chief Executive Officer	2017	924,997		—	6,980,740		1,897,770	1,076,700	14,614	10,894,821
	2016	886,340		—	7,983,393		2,408,120	432,656	14,266	11,724,775
	2015	849,992		300,000	4,438,124	(5)	1,804,858	—	25,412	7,418,386
Devinder Kumar
Senior Vice President, Chief Financial Officer and Treasurer	2017	539,615		—	1,745,181		474,441	419,040	13,615	3,191,892
	2016	530,005		—	2,280,965		688,034	172,250	13,337	3,684,591
	2015	530,005		—	2,429,007	(5)	471,358	—	24,182	3,454,552
James R. Anderson
Senior Vice President and General Manager, Computing and Graphics Business Group	2017	514,420		—	1,745,181		474,441	399,640	16,846	3,150,528
	2016	499,990		—	2,280,965		688,034	162,500	22,707	3,654,196
	2015	288,456		750,000	3,561,342	(5)	554,099	—	11,674	5,165,571
Forrest E. Norrod
Senior Vice President and General Manager, Datacenter and Embedded Solutions Business Group	2017	530,005		—	1,745,181		474,441	411,280	16,698	3,177,605
	2016	530,005		—	2,280,965		688,034	172,250	13,337	3,684,591
	2015	530,005		—	2,086,902	(5)	471,358	—	20,431	3,108,696
Mark D. Papermaster
Chief Technology Officer and Senior Vice President, Technology and Engineering	2017	611,328	(6)	—	1,963,340		533,748	436,500	16,702	3,561,618
	2016	549,994		—	2,280,965		688,034	178,750	13,390	3,711,133
	2015	549,994		225,000	2,903,825	(5)	471,358	—	20,010	4,170,187

(1)	Amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to in this proxy statement as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report. For fiscal 2017, the amounts shown include the grant date fair value of the PRSUs awarded in fiscal 2017 to each Named Executive Officer, as set forth in the table below. The grant date fair value of the PRSUs is determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

2017 Summary Compensation Table (continued)

The aggregate accounting values of the PRSUs granted to our Named Executive Officers in fiscal 2017 are as follows:

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (100%) (#)	Shares Underlying PRSUs at Maximum (250%) (#)(7)	Grant Date Fair Value ($)
Lisa T. Su	8/9/2017	295,857	739,642	5,082,823
Devinder Kumar	8/9/2017	73,964	184,910	1,270,702
James R. Anderson	8/9/2017	73,964	184,910	1,270,702
Forrest E. Norrod	8/9/2017	73,964	184,910	1,270,702
Mark D. Papermaster	8/9/2017	83,210	208,025	1,429,548

(2)	Amounts shown in this column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, the amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuations reflected in this column, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report.
(3)	Amounts represent cash performance bonuses paid under the EIP for fiscal 2017. See “Compensation Discussion and Analysis—Fiscal 2017 Compensation Elements—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.
(4)	The following table sets forth the components of the amounts presented in the All Other Compensation column for fiscal 2017:

Named Executive Officer	Matching Contributions to 401(k) ($)	Life Insurance Premiums Paid By Company ($)	Spousal Travel at Company Request(8) ($)	Total ($)
Lisa T. Su	12,150	2,464	—	14,614
Devinder Kumar	12,150	1,465	—	13,615
James R. Anderson	12,150	1,412	3,284	16,846
Forrest E. Norrod	12,150	1,412	3,136	16,698
Mark D. Papermaster	12,150	1,532	3,020	16,702

(5)	The amount reported for each Named Executive Officer in the stock awards column for 2015 is greater than the corresponding amount reported in our 2015 Summary Compensation Table. In the fourth quarter of 2016, we learned that, due to an inadvertent error, our outside professional valuation consultant undervalued the accounting values of the PRSUs awarded to our Named Executive Officers during fiscal 2015 (the “2015 PRSUs”). The corrected accounting values of the 2015 PRSUs, which are reflected in the amount disclosed for each Named Executive Officer in the stock awards column for 2015 in this Summary Compensation Table, are: Dr. Su—$2,633,204; Mr. Kumar—$877,735; Mr. Anderson—$1,067,891; Mr. Norrod—$877,735; and Mr. Papermaster—$877,735. These amounts do not reflect dollar amounts actually received by the Named Executive Officers in respect of their 2015 PRSUs. Instead, these amounts represent the accounting values of the 2015 PRSUs computed in accordance with ASC Topic 718.
(6)	For 2017, this amount includes $49,314 in connection with the payout of accrued vacation time due to Mr. Papermaster’s move from California to Texas per Company policy.
(7)	The maximum number of shares that may be earned is capped at the number equal to (i) eight times the target value of the Named Executive Officer’s PRSU award, divided by (ii) the closing price of our common stock on the last day of the three-year performance period ending on August 9, 2020, or the date of a change of control of the Company, if earlier. See “Compensation Discussion and Analysis—Fiscal 2017 Compensation Elements—Long-Term Equity Awards” above for more information.
(8)	Amounts represent the direct costs of commercial airline flights and other travel-related expenses paid for by us for the Named Executive Officer’s spouse, who accompanied such Named Executive Officer on business-related travel where the spouse’s participation was requested by us.

54    ADVANCED MICRO DEVICES, INC.  |  2018 Proxy Statement

2018 NOTICE OF MEETING AND PROXY STATEMENT

2017 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who have accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in fiscal 2017. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Devinder Kumar	—	—	301,454	—	1,822,474
James R. Anderson	51,442	—	11,324	—	89,823
Mark D. Papermaster	—	—	2,757	—	24,643

(1)	Amount is included in the “Salary” column for fiscal 2017 of the “2017 Summary Compensation Table” above.
(2)	Represents the net amounts credited to or (debited) from the DIA accounts of Messrs. Kumar, Anderson and Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2017 Summary Compensation Table” above.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For fiscal 2017, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2017, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For fiscal 2017, the investment return credited to Messrs. Kumar’s, Anderson’s and Papermaster’s DIA accounts was 19.8%, 21.9% and 12.6%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate gain in fiscal 2017 and dividing it by the aggregate balance as of the beginning of fiscal 2017.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 30, 2017. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Lisa T. Su
						206,041(2)	2,118,101
						230,015(3)	2,364,554
						147,928(4)	1,520,700
						1,545,308(7)	15,885,766
						862,510(8)	8,866,603
								295,857	(9)	3,041,410
	129,472	—		5.66	1/15/2019
	26,952	—		5.87	6/15/2019
	300,553	—		3.90	7/22/2020
	627,643	—		4.08	8/12/2021
	447,599	—		2.80	10/31/2021
	1,118,999	—		2.80	10/31/2021
	924,572	462,287(10)		2.92	12/26/2022
	323,838	453,376(13)		6.98	7/26/2023
	—	347,577(14)		12.83	8/9/2024
Devinder Kumar
						257,593(5)	2,648,056
						68,681(2)	706,041
						65,718(3)	675,581
						36,982(4)	380,175
						515,103(7)	5,295,259
						246,432(8)	2,533,321
								73,964	(9)	760,350
	35,589	—		5.87	6/15/2019
	726,556	—		2.68	1/15/2020
	255,470	—		3.90	7/22/2020
	313,821	—		4.08	8/12/2021
	190,165	125,056(12)		1.84	8/15/2022
	92,525	129,536(13)		6.98	7/26/2023
	—	86,894(14)		12.83	8/9/2024
James R. Anderson
						250,563(6)	2,575,788
						71,589(6)	735,935
						65,718(3)	675,581
						36,982(4)	380,175
						589,345(7)	6,058,467
						246,432(8)	2,533,321
								73,964	(9)	760,350
	359,505	86,902(11)		2.58	6/19/2022
	92,525	129,536(13)		6.98	7/26/2023
	—	86,894(14)		12.83	8/9/2024
Forrest E. Norrod
						68,681(2)	706,041
						65,718(3)	675,581
						36,982(4)	380,175
						515,103(7)	5,295,259
						246,432(8)	2,533,321
								73,964	(9)	760,350
	414,697	—		2.61	11/15/2021
	208,425	125,056(12)		1.84	8/15/2022
	92,525	129,536(13)		6.98	7/26/2023
	—	86,894(14)		12.83	8/9/2024

56    ADVANCED MICRO DEVICES, INC.  |  2018 Proxy Statement

2018 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2017 Fiscal Year-End (continued)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mark D. Papermaster
						386,390(5)	3,972,089
						68,681(2)	706,041
						65,718(3)	675,581
						41,605(4)	427,699
						515,103(7)	5,295,259
						246,432(8)	2,533,321
								83,210	(9)	855,399
	446,993	—		5.76	11/15/2018
	214,452	—		5.87	6/15/2019
	270,497	—		3.90	7/22/2020
	392,277	—		4.08	8/12/2021
	375,165	125,056(12)		1.84	8/15/2022
	92,525	129,536(13)		6.98	7/26/2023
	—	97,756(14)		12.83	8/9/2024

(1)	The dollar value of these awards is calculated by multiplying the number of units by $10.28 per share, the last reported sales price of our common stock on December 29, 2017, the last trading day of fiscal 2017.
(2)	This RSU award vested 33 1⁄3% on each of December 26, 2016 and 2017 and 33 1⁄3% will vest on December 26, 2018.
(3)	This RSU award vested 33 1⁄3% on August 9, 2017 and 33 1⁄3% will vest on each of August 9, 2018 and 2019.
(4)	This RSU award vests 33 1⁄3% on each of August 9, 2018, 2019 and 2020.
(5)	This RSU award vested 33% on January 15, 2017 and 67% on January 15, 2018.
(6)	This RSU award vested 33 1⁄3% on each of June 19, 2016 and 2017 and 33 1⁄3% will vest on June 19, 2018.
(7)	The performance criteria for this PRSU was certified by the Compensation Committee to have achieved the milestone set forth for 250% of the target shares awarded. One-half of the earned shares were released in November 2016; the remaining shares in the table will vest on August 15, 2018, provided continued service through the end of the performance period.
(8)	The performance criteria for this PRSU was certified by the Compensation Committee to have achieved the milestone set forth for 250% of the target shares awarded. One-half of the earned shares were released in August 2017; the remaining shares in the table will vest on August 9, 2019, provided continued service through the end of the performance period.
(9)	The actual number of PRSUs that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the Performance Period. Earned and vested PRSUs will generally be settled on the later of August 15, 2020, or the date following the Compensation Committee’s certification of performance. The number of PRSUs that may be earned is between 0% and 250% of the target number of PRSUs; provided that, the maximum number of PRSUs that may be earned is capped at the number equal to (i) eight times the target value of the PRSU award, divided by (ii) the closing price of the Company’s stock on the last day of a three-year performance period ending on August 9, 2020 (the “Performance Period”).
(10)	This option vested 33 1⁄3% on December 26, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(11)	This option vested 33 1⁄3% on June 19, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(12)	This option vested 33 1⁄3% on August 15, 2016 and then vests 8 1⁄3% quarterly for the next two years.
(13)	This option vested 33 1⁄3% on July 26, 2017 and then vests 8 1⁄3% quarterly for the next two years.
(14)	This option vests 33 1⁄3% on each of August 9, 2018, 2019 and 2020.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2017

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2017.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Plan Name	Grant Date	Compensation Committee Action Date	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Lisa T. Su
	EIP			1,387,500	2,775,000
	2004 Plan	8/9/2017	8/2/2017			73,964	295,857	739,642				5,082,823
	2004 Plan	8/9/2017	8/2/2017						147,928			1,897,916
	2004 Plan	8/9/2017	8/2/2017							347,577	12.83	1,897,770
Devinder Kumar
	EIP			540,000	1,080,000
	2004 Plan	8/9/2017	8/1/2017			18,491	73,964	184,910				1,270,702
	2004 Plan	8/9/2017	8/1/2017						36,982			474,479
	2004 Plan	8/9/2017	8/1/2017							86,894	12.83	474,441
James R. Anderson
	EIP			515,000	1,030,000
	2004 Plan	8/9/2017	8/1/2017			18,491	73,964	184,910				1,270,702
	2004 Plan	8/9/2017	8/1/2017						36,982			474,479
	2004 Plan	8/9/2017	8/1/2017							86,894	12.83	474,441
Forrest E. Norrod
	EIP			530,000	1,060,000
	2004 Plan	8/9/2017	8/1/2017			18,491	73,964	184,910				1,270,702
	2004 Plan	8/9/2017	8/1/2017						36,982			474,479
	2004 Plan	8/9/2017	8/1/2017							86,894	12.83	474,441
Mark D. Papermaster
	EIP			562,500	1,125,000
	2004 Plan	8/9/2017	8/1/2017			20,802	83,210	208,025				1,429,548
	2004 Plan	8/9/2017	8/1/2017						41,605			533,792
	2004 Plan	8/9/2017	8/1/2017							97,756	12.83	533,748

(1)	Amounts represent the estimated cash performance bonuses payable under the EIP for fiscal 2017. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2017 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2017 Summary Compensation Table” above.
(2)	Amounts represent PRSUs. See “Compensation Discussion and Analysis—Fiscal 2017 Compensation Elements—Long-Term Equity Awards” and “—Special Retention Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2017 Fiscal Year-End” table above for a description of the PRSU vesting schedules.
(3)	Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2017 Fiscal Year-End” table above for a description of the RSU vesting schedules.
(4)	Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2017 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.
(5)	Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date based upon the probable outcome of the performance conditions and represent the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 14 of the Notes to Consolidated Financial Statements in our Annual Report.

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CHIEF EXECUTIVE OFFICER PAY RATIO

For 2017:

•	the annual total compensation for the median employee of the Company (other than our Chief Executive Officer) was $89,909; and

•	the annual total compensation of our Chief Executive Officer was $10,894,821(1).

Based on this information, for 2017 the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 121 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

As permitted by SEC rules, to identify our median employee, we selected “total estimated compensation” which we calculated as annual base pay plus the estimated bonus for 2017 plus the grant value of stock awards, as the compensation measure to be used to compare the total compensation of our employees in our seven largest countries of employment as of December 1, 2017 (which consisted of approximately 8,965 individuals or 97.1% of our total employee population—see the below table for a full list of included and excluded countries). We annualized base pay and estimated bonus for any regular employees who commenced work during 2017 and did not annualize these amounts for temporary and seasonal employees. Using this approach, we determined that our median employee was a Design Engineer based in the United States.

Included and Excluded Countries for Selection of Median Employee

Description	Approximate Total Number of Employees as of December 1, 2017

Our calculation included employees from the following countries: United States (3,242); China (1,881); Canada (1,717); India (1,108); Singapore (418); Malaysia (309); and Taiwan (290)	8,965

Our calculation excluded employees from the following countries: Germany (53); United Kingdom (42); Japan (34); Hong Kong (22); Australia (19); France (16); Russia (10); Korea (10); Mexico (9); Brazil (9); Poland (9); Italy (9); Indonesia (3); Thailand (3); Sweden (3); Argentina (3); Netherlands (2); Belgium (2); Turkey (1); Spain (1); Arab Emirates (1); Czech Republic (1); and Israel (1)	263

(1)	For additional details on the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2017

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal 2017.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)(1) (e)
Lisa T. Su	775,000	4,942,683	1,467,790	18,778,230
Devinder Kumar	391,019	2,751,655	515,497	6,266,625
James R. Anderson	75,000	556,500	601,435	7,527,511
Forrest E. Norrod	150,000	1,749,089	511,752	6,476,799
Mark D. Papermaster	—	—	589,100	7,068,218

(1)	Value is the market price of our common stock on the date of vesting multiplied by the number of vested shares.

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into an employment agreement with Dr. Su, our current President and Chief Executive Officer. In addition, Messrs. Kumar, Anderson, Norrod and Papermaster participate in the SVP Severance Plan and have each entered into a change in control agreement with us.

The SVP Severance Plan and change in control agreements are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers, and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of the Change in Control agreements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs, and (ii) the Named Executive Officer’s employment is terminated, or the Named Executive Officer is constructively discharged, within two years of that change in control.

Dr. Su’s Employment Agreement.    Pursuant to Dr. Su’s at-will employment agreement (the “Su Employment Agreement”), setting forth Dr. Su’s duties and obligations as our President and Chief Executive Officer, the Su Employment Agreement may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•	Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su on or after October 8, 2014 and 24 months of service for purposes of calculating the service-based vesting of any unvested equity awards granted to Dr. Su before October 8, 2014. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary; and

•	We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and

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24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•	We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•	All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all performance-based vesting conditions will be deemed achieved at the target levels set forth in the applicable award agreement;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

•	We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Severance Plan for Senior Vice Presidents.    With the exception of Dr. Su, all of the Named Executive Officers participated in the SVP Severance Plan as of the end of fiscal 2017.

Under the terms of the SVP Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the SVP Severance Plan) or as a result of death or disability (as defined in the SVP Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the SVP Severance Plan.

The SVP Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any Participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the SVP Severance Plan. In other words, a participant may not collect severance benefits under the SVP Severance Plan if he or she receives benefits under a change in control agreement with us.

Although we expect to maintain the SVP Severance Plan indefinitely, we may amend, modify or terminate the SVP Severance Plan at any time. Therefore, severance benefits under the SVP Severance Plan are not guaranteed and may be eliminated in the future. Our SVP Severance Plan includes non-defamation and other administrative provisions.

Change in Control Agreements.    We entered into change in control agreements with Messrs. Kumar, Anderson, Norrod and Papermaster designed to encourage their continued services in the event of a change in control. For purposes of these change in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

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•	a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•	a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

•	12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

AMD Policies.    We have adopted a policy to not enter into any change in control agreements or arrangements containing an excise tax gross-up provision. Dr. Su’s change in control agreement does not provide for an excise tax gross-up.

We have also adopted a policy to not enter into any change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s change in control agreement complies with this limitation.

Vesting of Awards.    All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. All PRSUs vest to the extent the applicable performance criteria were achieved or on the date of the change in control. Upon death or disability, the participant or the participant’s estate shall have the right for a period of twelve (12) months following the date of death or termination of status as a service provider to exercise any stock options to the extent the participant was entitled to exercise such stock options on the date of death or termination.

Potential Payments upon Termination or Change in Control.    The following table presents the amount of compensation and benefits payable to Dr. Su under her employment agreement in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control), (ii) an involuntary termination without cause or a constructive termination in connection with a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 30, 2017, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su.

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The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death or Disability ($)
Lisa T. Su
	Severance	1,850,000	(1)	4,625,000	(2)	—
	Annual Bonus	1,076,700		1,387,500		—
	Stock Options	4,257,370	(3)	4,898,573	(3)	—
	Restricted Stock Units	3,807,085	(4)	18,945,711	(5)	—
	Health and Welfare	30,964	(6)	30,964	(6)	—
	Life Insurance	—		—		2,000,000	(7)
	Financial Planning	—		4,000		—
	Total	11,022,119		29,891,748	(8)	2,000,000

(1)	Amount represents two times Dr. Su’s base salary of $925,000.
(2)	Amount represents two times Dr. Su’s base salary of $925,000, plus two times her target annual bonus and the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.
(3)	Amounts represents the value of unvested stock options that would have accelerated upon Dr. Su’s termination of employment under the scenarios described above. The value is calculated based on the difference between the exercise price of the options and $10.28 per underlying share, the last reported sales price of our common stock on December 29, 2017, the last trading day of fiscal 2017.
(4)	Amount reflects the value of unvested RSUs that would have vested during the 24-month period after her termination. The value of the unvested and accelerated RSUs is $10.28 per share, the last reported sales price of our common stock on December 29, 2017, the last trading day of our 2017 fiscal year.
(5)	Amount reflects the value of all unvested RSUs that will vest in the event of the scenario described above and includes the PRSUs granted to Dr. Su because under the terms of the respective award agreements, such PRSUs accelerate upon a change of control. The value of the unvested and accelerated RSUs is $10.28 per share, the last reported sales price of our common stock on December 29, 2017, the last trading day of our 2017 fiscal year.
(6)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.
(7)	Amount reflects three times Dr. Su’s base salary of $925,000, subject to a maximum of $2,000,000.
(8)	In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of Dr. Su’s Employment Agreement.

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Severance and Change in Control Arrangements (continued)

The following table presents the amount that would be payable to Messrs. Kumar, Anderson, Norrod and Papermaster (i) under their respective change in control agreements, in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, (ii) under the SVP Severance Plan assuming an involuntary termination of employment without cause outside of a change in control, and (iii) in the event of a separation due to death. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 30, 2017, include amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause/Constructive Termination ($)		Qualifying Termination Following a Change in Control ($)		Separation Due to Death ($)
Devinder Kumar
	Severance	550,000	(1)	2,200,000	(2)	—
	Annual Bonus	—		550,000		—
	Stock Options	—		1,482,941	(3)	—
	Restricted Stock Units	—		12,365,627	(4)	—
	Health and Welfare	18,835	(5)	38,574	(6)	—
	Life Insurance	—		—		1,650,000	(7)
	Financial Planning	—		4,000		—
	Total	568,835		16,641,142	(8)	1,650,000
James R. Anderson
	Severance	530,000	(1)	2,120,000	(2)	—
	Annual Bonus	—		530,000		—
	Stock Options	—		1,096,614	(3)	—
	Restricted Stock Units	—		13,086,466	(4)	—
	Health and Welfare	18,835	(5)	38,574	(6)	—
	Life Insurance	—		—		1,590,000	(7)
	Financial Planning	—		4,000		—
	Total	548,835		16,875,654	(8)	1,590,000
Forrest E. Norrod
	Severance	530,000	(1)	2,120,000	(2)	—
	Annual Bonus	—		530,000		—
	Stock Options	—		1,482,941	(3)	—
	Restricted Stock Units	—		9,717,571	(4)	—
	Health and Welfare	21,418	(5)	36,896	(6)	—
	Life Insurance	—		—		1,590,000	(7)
	Financial Planning	—		4,000		—
	Total	566,896		13,891,408	(8)	1,590,000
Mark D. Papermaster
	Severance	575,000	(1)	2,300,000	(2)	—
	Annual Bonus	—		575,000		—
	Stock Options	—		1,482,941	(3)	—
	Restricted Stock Units	—		13,879,758	(4)	—
	Health and Welfare	21,418	(5)	43,864	(6)	—
	Life Insurance	—		—		1,725,000	(7)
	Financial Planning	—		4,000		—
	Total	596,418		18,285,563	(8)	1,725,000

(1)	Under the SVP Severance Plan, the value of the severance benefit following an involuntary termination or separation due to death or disability is equal to a single lump sum severance payment equivalent to 12 months of base pay.

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(2)	Under the change in control agreements with each of Messrs. Kumar, Anderson, Norrod and Papermaster, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. These calculations assume termination at compensation rates as of December 31, 2017.
(3)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $10.28 per share, the last reported sales price of our common stock on December 29, 2017, the last trading day of our 2017 fiscal year. Amounts shown also reflect the value of stock option acceleration in the event of a change in control if our successor refuses to assume or substitute similar awards for outstanding stock options, pursuant to our equity incentive plans.
(4)	The value of the unvested and accelerated RSUs is $10.28 per share, the last reported sales price of our common stock on December 29, 2017, the last trading day of our 2017 fiscal year. Amounts shown also reflect the value of award acceleration in the event of a change in control if the successor refuses to assume or substitute similar awards for outstanding RSUs, pursuant to our equity incentive plans.
(5)	Under the SVP Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.
(6)	Amount reflects our annual cost of paying COBRA premiums on behalf of Messrs. Kumar, Anderson, Norrod and Papermaster for 12 months following termination based on the rates of a current employee. Also includes gross-ups for income taxes in the amounts of $19,739, $15,478 and $22,446 due by Messrs. Kumar and Anderson, Mr. Norrod and Mr. Papermaster, respectively, as a result of our payment of health and welfare benefits on their behalf.
(7)	Amount reflects three times the Named Executive Officer’s base salary, which is $550,000 for Mr. Kumar, $530,000 for Messrs. Anderson and Norrod and $575,000 for Mr. Papermaster.
(8)	In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of our Change in Control Agreement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

Mubadala Relationships.    Mubadala Technology Investments LLC, formerly known as Advanced Technology Investment Corporation (“Mubadala Tech”), West Coast Hitech L.P. (“WCH”) and GLOBALFOUNDRIES Inc. (one of our foundry suppliers, “GF”) are wholly-owned subsidiaries of Mubadala Investment Company PJSC (“Mubadala”), a joint stock company incorporated in the Emirate of Abu Dhabi and owned by the Government of the Emirate of Abu Dhabi. As of March 5, 2018, WCH beneficially owned approximately 12.6% of our outstanding common stock. The shares beneficially owned by WCH include warrants to purchase 75,000,000 shares of our common stock.

Pursuant to the Master Transaction Agreement among us, Mubadala Tech and WCH dated on October 6, 2008, as amended, WCH has the right to designate one person for election to our Board for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock. Mr. Yahia, who has been a member of our Board since November 2012, is WCH’s designated representative on our Board. Mr. Yahia serves as the CEO of the Technology, Manufacturing & Mining global platform of Mubadala and is also Chairman of GF.

Wafer Supply Agreement with GF.    On March 2, 2009, in connection with the consummation of the transactions contemplated by the Master Transaction Agreement, we entered into a Wafer Supply Agreement (the “WSA”) with GF. The WSA governs the terms by which we purchase products manufactured by GF. Pursuant to the WSA, we are required to purchase all of our microprocessor and accelerated processing unit (“APU”) product requirements and a certain portion of our graphics processing unit (“GPU”) product requirements from GF with limited exceptions. If we acquire a third-party business that manufactures microprocessor and APU products, we will have up to two years to transition the manufacture of such microprocessor and APU products to GF.

The WSA terminates no later than March 2, 2024. GF has agreed to use commercially reasonable efforts to assist us to transition the supply of products to another provider and to continue to fulfill purchase orders for up to two years following the termination or expiration of the WSA. During the transition period, pricing for microprocessor and APU products will remain as set forth in the WSA, but our purchase commitments to GF will no longer apply.

On August 30, 2016, we entered into a sixth amendment to the WSA. The sixth amendment modifies certain terms of the WSA applicable to wafers for our microprocessor, graphics processor and semi-custom products for a five-year period from January 1, 2016 to December 31, 2020.

The sixth amendment also provides us a limited waiver with rights to contract with another wafer foundry with respect to certain products in the 14nm and 7nm technology nodes and gives us greater flexibility in sourcing foundry services across our product portfolio. In consideration for these rights, we agreed to pay GF $100 million, which was paid in installments starting in the fourth fiscal quarter of 2016 through the third fiscal quarter of 2017. Starting in 2017 and continuing through 2020, we also agreed to make quarterly payments to GF based on the volume of certain wafers purchased from another wafer foundry.

Further, for each calendar year during the term of the sixth amendment, we agreed to annual wafer purchase targets that increase from 2016 through 2020. If we do not meet the annual wafer purchase target for any calendar year, we will be required to pay to GF a portion of the difference between our actual wafer purchases and the wafer purchase target for that year.

We also agreed on pricing for wafers purchased during the 2017 year and established a framework to agree on annual wafer pricing for the years 2017 to 2020. Our total purchases from GF related to wafer manufacturing and research and development activities were approximately $1.1 billion in fiscal 2017. We expect that our future purchases from GF will continue to be material under the WSA, which is in place until 2024.

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AUDIT AND FINANCE COMMITTEE’S REPORT

The Audit and Finance Committee of the Board consists of Mr. Householder, as Chair, and Messrs. Caldwell, Inglis and Marren. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Mr. Householder was determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting, and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 30, 2017 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board AS 1301 “Communications with Audit Committees.” This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2018.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
John Caldwell
Michael J. Inglis
John W. Marren

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2018 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of our Board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.

Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal controls over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.

Unless you vote otherwise, your proxy will vote for the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you vote otherwise, your proxy will vote FOR ratification.

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP for fiscal 2017 and fiscal 2016 (in thousands).

Service	2017 ($)	2016 ($)
Audit(1)	4,939	4,453
Audit-Related(2)	50	526
Tax(3)	171	278
All Other(4)	2	2
Total	5,162	5,259

(1)	Audit fees for fiscal 2017 and fiscal 2016 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings, comfort letters, accounting advice related to the financial statements that are required to be filed by non-U.S. jurisdictions, and consents issued in connection with SEC filings or securities offerings.
(2)	Audit-related fees during fiscal 2017 and fiscal 2016 were for advice and compliance related audits.

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Item 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

(3)	Tax fees during fiscal 2017 and fiscal 2016 were for tax compliance and advisory services. In fiscal 2017, $66,194 of the tax fees were for tax compliance services, and in fiscal 2016, $44,743 of the tax fees were for tax compliance services.
(4)	All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2017 were for an annual subscription to an accounting standards database hosted by Ernst & Young LLP.

Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent auditor is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2017 and fiscal 2016 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TO 1.5 BILLION TO 2.25 BILLION

Background

Presently, our authorized capital stock consists of 1.5 billion shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.10 per share. As of March 5, 2018 (the “Record Date”), the Company had 981,280,217 shares of common stock (of which 12,148,479 shares were held in our treasury), and no shares of preferred stock issued and outstanding. Also as of the Record Date, 168,912,158 shares of common stock were reserved for issuance under our equity compensation plans, 134,166,113 shares of common stock were reserved for our 2.125% Convertible Senior Notes due 2026 and 75,000,000 shares of common stock underlying outstanding warrants issued to West Coast Hitech L.P. In total, 140,641,512 of the authorized shares of common stock remain available for issuance.

In February 2018, the Board determined that the increase in the number of shares of common stock was advisable and in the best interest of the Company and our stockholders and unanimously approved an amendment to Article FOURTH of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1.5 billion to 2.25 billion shares, subject to stockholder approval of the amendment.

Under the proposed amendment, the number of authorized shares of common stock would be increased from 1.5 billion to 2.25 billion shares, which would leave us with 890,641,512 shares of common stock authorized and unissued as of the Record Date.

Purpose

The amendment would provide us with the ability to issue common stock for a variety of corporate purposes if we so choose. These could include issuances in connection with equity incentive plans for our employees, to raise cash to expand our business and for mergers and acquisitions activity. Our Board believes that it is in the best interests of the stockholders for the Board to have the flexibility to issue additional shares of common stock in any or all of the above circumstances. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of activities, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuances(s) could proceed, except as provided under Delaware law or under the Nasdaq rules.

Effect

Any additional authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, have any immediate dilutive effect or change the rights of current holders of our common stock. However, to the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and may dilute earnings and book value on a per share basis. Stockholders do not have preemptive rights to acquire the common stock authorized by this amendment, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of our common stock.

Although the issuance of additional shares of common stock could, in certain instances, discourage an attempt by another person or entity to acquire control of us, we have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes.

The Board has no present plans, arrangements or agreements to issue any of the proposed additional authorized shares of common stock. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and our stockholders.

Required Vote

The affirmative vote of a majority of the outstanding shares of our common stock as of the Record Date is required to approve the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. Because brokers and other nominees have discretionary authority to vote on the amendment, we do not expect any broker non-votes in connection with this item. Abstentions will have the same effect as votes cast against approval of the proposed amendment.

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Item 3—Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock From to 1.5 Billion to 2.25 Billion (continued)

If our Amended and Restated Certificate of Incorporation, as amended, were approved, the first sentence of Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation, as amended, would read as follows:

“The total number of shares of stock which the corporation shall have the authority to issue is Two Billion, Two Hundred, Fifty and One Million (2,251,000,000), of which Two Billion, Two Hundred and Fifty Million (2,250,000,000) shares shall be Common Stock of the par value of One Cent ($0.01) per share and One Million (1,000,000) shares shall be Serial Preferred Stock of the par value of Ten Cents ($0.10) per share.”

If adopted by our shareholders, our Amended and Restated Certificate of Incorporation, as amended, would become effective upon filing with the Secretary of State of Delaware. We anticipate that this filing would be made as promptly as reasonably practicable following our Annual Meeting. For a complete copy of our Amended and Restated Certificate of Incorporation, as amended to reflect the changes to Article FOURTH as discussed above, please refer to Exhibit A.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1.5 billion to 2.25 billion shares. Unless you vote otherwise, your proxy will vote FOR the amendment.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote for the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support our career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2018 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in the “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•	Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 91% of Dr. Su’s and 83% of the other Named Executive Officer’s aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards for 2017) was in the form of a cash performance bonus and long-term equity awards.

•	Claw-Back Provisions and Policies in Effect. In addition to the adoption of other related policies, the Compensation Committee has implemented “claw-back” provisions and policies applicable to equity awards granted since May 2010 to employees at or above the senior vice president level, which includes all of the Named Executive Officers.

•	Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•	Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 30, 2017, each of the Named Executive Officers were on track to comply with our stock ownership guidelines.

•

Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2017, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the

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Item 4—Approval on a Non-Binding, Advisory Basis of the Compensation of Our Named Executive Officers (“Say-on-Pay”) (continued)

sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2019 annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you vote otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

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2018 NOTICE OF MEETING AND PROXY STATEMENT

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee’s Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 30, 2017, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 30, 2017 are available at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

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Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF ADVANCED MICRO DEVICES, INC.

Advanced Micro Devices, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) does hereby certify that:

1. The name of this corporation is Advanced Micro Devices, Inc. The Original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 1, 1969.

2. This Amended and Restated Certificate of Incorporation restates and further amends the Certificate of Incorporation of the Corporation and has been adopted and approved in accordance with Sections 228, 242 and 245 of the Delaware General Corporation Law.

3. The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST. The name of the corporation is ADVANCED MICRO DEVICES, INC.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is Two Billion, Two Hundred, Fifty and One Million (2,251,000,000), of which Two Billion, Two Hundred and Fifty Million (2,250,000,000) shares shall be Common Stock of the par value of One Cent ($0.01) per share and One Million (1,000,000) shares shall be Serial Preferred Stock of the par value of Ten Cents ($0.10) per share.

The designations and powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each class of stock of the corporation shall be as follows:

(A)	Serial Preferred Stock

(1)	The Serial Preferred Stock may be issued from time to time in one or more series and shall have such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed by this Certificate of Incorporation or by resolution of the Board of Directors providing for the issue of each such series. The Board of Directors is vested with authority to fix variations in voting powers and in any of the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as being between series of Serial Preferred Stock including, without limitation, variations in the following:

(a)	The distinctive designation of each series and the number of shares which shall constitute each series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(b)	The annual rate of dividends payable on shares of each series, the conditions upon which, and the dates when, such dividends shall be payable and the dates (if any) from which dividends shall be cumulative;

(c)	The time or times when and the price or prices at which shares of each series shall be redeemable;

(d)	The obligation, if any, of the corporation to acquire shares or each series for retirement as a sinking fund;

(e)	The granting, denial or limitation of voting rights of shares of each series;

(f)	The amount or amounts per share of each series payable in the event of any voluntary liquidation’ dissolution or winding up of the corporation; and

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2018 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(g)	The rights, if any, of the holders of shares of each series to convert such shares into or exchange such shares for Common Stock or shares of any other series of Serial Preferred Stock and the terms and conditions of such conversion or exchange, including any provisions for the subsequent adjustment of any such conversion or exchange rights.

Subject to variations in the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as between series of Serial Preferred Stock fixed by resolution of the Board of Directors in accordance with this Paragraph (A)(1), each share of Serial Preferred Stock shall be equal to every other share of Serial Preferred Stock.

The voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of each series of Serial Preferred Stock shall before the issuance of each series of Serial Preferred Stock, be set forth in a certificate filed pursuant to the Delaware General Corporation Law.

(B)	Common Stock

(1)	After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the corporation shall have complied with all requirements, if any with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2)	After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation.

(3)	Each holder of Common Stock shall have one vote in respect of each share of such stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock with respect to the election of a limited number of directors upon default by the corporation in the payment of dividends of such Serial Preferred Stock.

FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

To make, alter or repeal the Bylaws of the corporation.

When and as authorized by the affirmative vote of the holders of two- thirds of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by stature, or when authorized by the written consent of the holders of two-thirds of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best of interests of the corporation.

SIXTH. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

SEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

EIGHTH. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except liability (i) for any breach of the

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Exhibit A (continued)

director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability or a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation for acts or omissions of such director occurring prior to such amendment.

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ADVANCED MICRO DEVICES, INC. PROXY SERVICES
C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 1, 2018. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to AMD.onlineshareholdermeeting.com
You may attend the Meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 1, 2018. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
ADVANCED MICRO DEVICES, INC.
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees: For Against Abstain For Against Abstain
1a. John E. Caldwell ! ! ! 2. Ratify the appointment of Ernst & Young LLP as our ! ! ! independent registered public accounting firm for the 1b. Nora M. Denzel current fiscal year.
3. Approve an amendment to our Amended and Restated
1c. Mark Durcan ! ! ! Certificate of Incorporation to increase the number of ! ! ! authorized shares of common stock from 1.5 billion 1d. Joseph A. Householder shares to 2.25 billion shares.

1e. Michael J. Inglis ! ! ! 4. Advisory vote to approve the executive compensation of ! ! ! our named executive officers.
1f. John W. Marren ! ! ! 5. Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.
1g. Lisa T. Su ! ! ! 1h. Abhi Y. Talwalkar ! ! ! 1i. Ahmed Yahia ! ! !
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E37261-P00923 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
Signature [PLEASE SIGN WITHIN BOX] Date
Date
Signature (Joint Owners)

2485 Augustine Drive Santa Clara, CA 95054 (408) 749-4000
You are cordially invited to attend our 2018 Annual Meeting of Stockholders to be held on Wednesday, May 2, 2018 at 9:00 a.m. Pacific Time at AMD, 2485 Augustine Drive, Santa Clara, CA 95054.
Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.
Stockholders of record at the close of business on March 5, 2018 and holders of proxies for those stockholders may attend and vote at our annual meeting. To attend our annual meeting in person, you must present valid photo identification, and, if you hold shares through a broker, bank, trustee or nominee (i.e., in street name), you must also present a letter from your broker or other nominee showing that you were the beneficial owner of the shares on March 5, 2018.
This year, we are also pleased to offer a virtual annual meeting at which our stockholders can view our annual meeting at AMD.onlineshareholdermeeting.com. Stockholders at the close of business on March 5, 2018 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders who are unable to attend our annual meeting in person to participate in our annual meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 30, 2017 are available at www.proxyvote.com.
E37262-P00923
PROXY
ADVANCED MICRO DEVICES, INC. Annual Meeting of Stockholders on May 2, 2018 This proxy is solicited by the Board of Directors
The undersigned appoints LISA T. SU and HARRY A. WOLIN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2018 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Wednesday, May 2, 2018 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.
If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the 9 director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval of the amendment to AMD’s Amended and Restated Certificate of Incorporation, FOR the advisory vote to approve the executive compensation of AMD’s named executive officers, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting.
The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
Continued and to be signed on reverse side